UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
WORTHINGTON STEEL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Dear Fellow Shareholders:

On behalf of the Board of Directors of Worthington Steel, Inc. (“we”, “our” and “us”), I cordially invite you to attend our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, September 23, 2026, beginning at 8:30 a.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of shareholders which means that you will be able to attend the Annual Meeting, and vote and submit your questions during the Annual Meeting, via live webcast by visiting www.virtualshareholdermeeting.com/WS2026. You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials to shareholders by providing access to the proxy materials via the Internet. Accordingly, on or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our shareholders of record at the close of business on July 28, 2026, rather than a paper set of the proxy materials, unless a shareholder has previously requested printed materials. We believe furnishing proxy materials to our shareholders via the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice of Availability, you will not receive a printed copy of the proxy materials unless you request them by following the instructions for requesting such proxy materials contained in the accompanying Notice of Annual Meeting or the Notice of Availability.

It is important that your common shares be represented at the Annual Meeting whether or not you are able to attend the Annual Meeting via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, the Internet or a mobile device, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received the Notice of Availability, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you are a registered shareholder and attend the Annual Meeting, you will be able to vote your shares electronically during the Annual Meeting, even if you have previously submitted your proxy.

Your continuing interest in our company is greatly appreciated.

Sincerely,

John B. Blystone

Executive Chairman

August 14, 2026

Notice of Annual Meeting of Shareholders to be Held on September 23, 2026

Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Steel, Inc. (“we”, “our” and “us”) will be held at 8:30 a.m., Eastern Daylight Time, on Wednesday, September 23, 2026. The Annual Meeting will be held virtually, meaning that you will be able to attend the Annual Meeting, and vote and submit your questions during the Annual Meeting, via live webcast by visiting www.virtualshareholdermeeting.com/WS2026. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held for the following purposes:

(1)	To elect four Class III directors, each to serve for a term of three years to expire at our 2029 annual meeting of shareholders;

(2)	To approve, on an advisory basis, the compensation of our named executive officers;

(3)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on the record date, July 28, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) on or about August 14, 2026 to shareholders of record at the close of business on July 28, 2026. The Notice of Availability contains instructions on how to access via the Internet our letter to shareholders, this Notice of Annual Meeting of Shareholders, our 2026 Proxy Statement, our 2026 Annual Report and the form of proxy, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Joseph Y. Heuer
Vice President, General Counsel and Corporate Secretary

Columbus, Ohio	August 14, 2026

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view ONLINE: Have available the information printed in the box found directly after “Control #” provided in your Notice of Availability and visit www.proxyvote.com 24 hours a day, seven days a week, prior to the voting deadline at 11:59 p.m., Eastern Daylight Time, on September 22, 2026.

To view USING YOUR MOBILE DEVICE: Scan the QR barcode found on your proxy card or Notice of Availability.

To receive a PAPER or E-MAIL* copy:

You must request a paper of the proxy materials by September 9, 2026. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

By Internet: www.proxyvote.com	By Telephone: 1-800-579-1639	By E-Mail*: sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box found directly after “Control #” provided in your Notice of Availability. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request for e-mail delivery as instructed above on or before September 19, 2026 to facilitate timely delivery of the proxy materials.

WORTHINGTON STEEL, INC.

100 West Old Wilson Bridge Road

Columbus, Ohio 43085

(614) 840-3462

www.worthingtonsteel.com

2026 PROXY STATEMENT

Dated: August 14, 2026

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 23, 2026

	Page		Page

Summary	1	Compensation of Directors	60

General Information	7	Equity Compensation Plan Information	62

Security Ownership of Certain Beneficial Owners and Management	12	Proposal 2: Advisory Vote to Approve the Compensation of the NEOs	64

Corporate Governance	14	Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm	65

Transactions With Certain Related Persons	23	Audit Committee Matters	66

		Miscellaneous Items	69

Proposal 1: Election of Directors	27	Householding of Annual Meeting Materials	69

Executive Compensation	32	Shareholder Proposals for 2027 Annual Meeting	69

Compensation Discussion and Analysis	32	Future Electronic Access to Proxy Materials and Annual Report	70

Compensation Committee Report	42	Annual Report on Form 10-K	70

Fiscal 2026 Summary Compensation Table	43	References	70

Grants of Plan-Based Awards	45	Other Business	71

Outstanding Equity Awards at Fiscal 2026 Year-End	47

Option Exercises and Stock Vested	49

Non-Qualified Deferred Compensation	50

Potential Payments Upon Termination or Change in Control	51

CEO Pay Ratio	54

Pay Versus Performance	55

Summary

This summary highlights information about Worthington Steel, Inc., an Ohio corporation (“Worthington Steel”), and, where appropriate, its subsidiaries (together with Worthington Steel, “we”, “our”, “us” or the “Company”), and certain information contained in this 2026 Proxy Statement (this “Proxy Statement”) for our annual meeting of shareholders to be held on Wednesday, September 23, 2026, beginning at 8:30 a.m., Eastern Daylight Time (the “Annual Meeting”). This summary does not contain all of the information that you should consider in voting the common shares, no par value, of Worthington Steel (the “common shares”) that you hold, and you should read the entire Proxy Statement carefully before voting.

We were a business segment and wholly owned subsidiary of Worthington Enterprises, Inc. (f/k/a Worthington Industries, Inc.)(“Worthington Enterprises” or “WOR”) prior to our separation into a standalone publicly traded company on December 1, 2023 (the “Separation”).

For additional information regarding our performance for the fiscal year ended May 31, 2026 (“fiscal 2026”), please review our Annual Report on Form 10-K for fiscal 2026 (the “2026 Form 10-K”) filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”) on July 30, 2026. Other than the common shares, we do not have any outstanding voting securities.

Virtual Meeting: The Annual Meeting will be a virtual meeting, which means that you will be able to attend the Annual Meeting, and vote and submit your questions during the Annual Meeting, via live webcast, by visiting www.virtualshareholdermeeting.com/WS2026.

You will not be able to attend the Annual Meeting in person.

How to Cast Your Vote:

Even if you plan to attend the Annual Meeting via the live webcast, please vote as soon as possible and in any event prior to 11:59 p.m., Eastern Daylight Time, on September 22, 2026. You can vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail	Mobile Device

Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions.

Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

You can view the proxy materials and vote by scanning the QR barcode on your proxy card or Notice of Internet Availability of Proxy Materials.

1 Worthington Steel | 2026 Proxy Statement • Summary

Voting Matters and Board Recommendations

Our Board of Directors (the “Board”) recommends that shareholders entitled to vote at the Annual Meeting vote as follows:

Company Proposals		Board Vote Recommendation

Proposal 1:	To elect four Class III directors, each to serve for a term of three years to expire at our 2029 annual meeting of shareholders.	FOR each nominee of the Board

Proposal 2:	To approve, on an advisory basis, the compensation of the named executive officers listed in the Fiscal 2026 Summary Compensation Table included in this Proxy Statement (the “NEOs”).	FOR

Proposal 3:	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027 (“fiscal 2027”).	FOR

2 Worthington Steel | 2026 Proxy Statement • Summary

Director Nominees and Continuing Directors

The following table provides summary information about the four director nominees and the seven continuing directors. Additional information about each individual’s experience, qualifications, attributes and skills can be found in the “Proposal 1: Election of Directors” section in this Proxy Statement.

Name	Age	Director Since	Occupation	Board Committees
Class III Director Nominees Standing for Election to the Board at the 2026 Annual Meeting of Shareholders

John B. Blystone	73	2023	Executive Chairman of Worthington Steel, Inc.	Executive*

John H. McConnell II	41	2023	Chairman of JMAC, Inc.	Executive

Nancy G. Mistretta	72	2023	Retired Partner of Russell Reynolds Associates	Audit*

Sidney A. Ribeau	78	2023	Professor of Communications and former President of Howard University	Nominating and Governance
Class I Directors Whose Terms Continue Until the 2027 Annual Meeting of Shareholders

Geoffrey G. Gilmore	54	2023	President and Chief Executive Officer of Worthington Steel, Inc.	Executive

Scott J. Kelly	61	2024	Retired Senior Vice President of Operations for NPL Construction Company	Audit and Nominating and Governance

Mark C. Davis	66	2025	Private Investor and Co-Chair of Lank Acquisition Corp	Audit and Compensation

George P. Stoe	80	2023	Lead Independent Director of Worthington Steel, Inc. and former President and Chief Operating Officer of Worthington Enterprises, Inc.	Compensation and Executive
Class II Directors Whose Terms Continue Until the 2028 Annual Meeting of Shareholders

Jon J. Bowsher	59	2023	Retired Chief Executive Officer of the North America division of Ortal Fireplaces	Compensation and Nominating and Governance

Charles M. Chiappone	63	2023	Retired Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc.	Compensation*

Mary Schiavo	70	2023	Member of Motley Rice LLC	Audit, Nominating and Governance* and Executive

* Denotes committee Chair

3 Worthington Steel | 2026 Proxy Statement • Summary

Commitment to Shareholders and Governance

We have long operated under a strong corporate philosophy rooted in the Golden Rule, with earning money for our shareholders and increasing the value of their investment as our first corporate goal. Consistent with this philosophy and our culture, we are committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	• Culture based on long-standing corporate philosophy rooted in the Golden Rule
• First corporate goal is to earn money for our shareholders and increase the value of their investment
• Comprehensive Corporate Governance Guidelines and Code of Conduct
Board Independence	• 8 out of 11 directors are independent

•

Audit, Compensation, and Nominating and Governance Committees are comprised exclusively of directors who are independent under the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “NYSE Rules”) and the rules and regulations of the SEC (the “SEC Rules”)

Lead Independent Director	• Appointment of Mr. Stoe as the Lead Independent Director

•

The Lead Independent Director serves as liaison between management and the non-employee directors, presides over executive sessions of non-employee directors and may call meetings of non-employee directors

Executive Sessions	• The non-employee directors regularly meet in private, executive sessions without management
• The Lead Independent Director presides at these executive sessions
Board Oversight of Risk Management	• The Board monitors our systematic approach to identifying and assessing enterprise risks we face

•

The Audit Committee reviews our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters) as well as our financial, reporting and compliance risk exposures, and the delegation of risk oversight responsibilities to other Board committees

• The Compensation Committee oversees compensation risk management
• The Nominating and Governance Committee manages risks associated with corporate governance, Board composition and the performance of the Board, its committees and the directors
Board Oversight of Corporate Social Responsibility	• Committed to living our philosophy, which includes being a good corporate citizen and environmental steward
• The Nominating and Governance Committee oversees our corporate social responsibility policies, practices and reporting
Executive Compensation	• Strong pay-for-performance philosophy
• Executive compensation is more highly leveraged than market median – salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
• Goals and targets for annual and long-term incentive plans are annually reviewed and set by the Compensation Committee
• The Compensation Committee is advised by an independent compensation consultant
• We currently hold “say-on-pay” advisory votes on an annual basis
• Limited perquisites and benefits
• No defined benefit pension or supplemental executive retirement plan benefits
• Change in control vesting of restricted stock only if employment is also terminated (i.e., a “double trigger”)
• No employment agreements for executives
• No change in control arrangements for executives outside of shareholder-approved incentive plans
• Have never repriced or offered cash buyouts of underwater stock options and plan provisions prohibit repricing without shareholder consent
Stock Ownership Requirements	• Non-employee directors are required to hold common shares valued at five times annual cash retainer
• Each of the Executive Chairman and the Chief Executive Officer (“CEO”) required to hold common shares valued at five times annual salary
• Executive officers required to hold common shares valued at a multiple of salary, depending on position
• No speculative trading or hedging permitted by our directors, officers or other key employees

4 Worthington Steel | 2026 Proxy Statement • Summary

Fiscal 2026 Business Performance and Executive Compensation Program Highlights

During fiscal 2026, we continued to advance our long-term strategy. We delivered year-over-year net sales growth in each quarter, supported by higher direct volumes, market share gains and improved selling prices. For the full fiscal year, net sales increased 11% to $3.4 billion. We continued to transform our business, strengthen our capabilities and position ourselves for long-term growth, as evidenced by the following:

•

Announced and advanced the acquisition of Kloeckner & Co SE, a transformational transaction expected to significantly expand our scale, geographic reach, customer relationships and value-added processing capabilities. The transaction was completed shortly after fiscal 2026 concluded.

•	Grew the higher-value direct business, with direct volumes increasing during each quarter.

•	Generated $201.2 million of cash from operating activities while investing $121.2 million in property, plant and equipment.

•	Returned $32.6 million to shareholders through declared cash dividends of $0.64 per share for the fiscal year.

•

Continued to earn recognition from customers and the community, including being named a John Deere Partner-level Supplier for the 14th consecutive year and receiving John Deere’s inaugural Community Engagement Award.

•	Earned recognition for our strong culture as a Top Workplace in Columbus for the 14th consecutive year.

Consistent with our compensation philosophy, annual incentive compensation earned by our executive officers reflected our fiscal 2026 financial and strategic performance. As a result of our solid performance in fiscal 2026, bonuses for our executive officers increased compared to the prior year and our three-year performance shares and performance awards paid out at 100% of target.

5 Worthington Steel | 2026 Proxy Statement • Summary

Overview of Executive Compensation Program

	SHORT-TERM CASH		LONG-TERM INCENTIVE

PAY ELEMENT	SALARY	BONUS	PERFORMANCE AWARDS	PERFORMANCE SHARES	RESTRICTED STOCK

WHO RECEIVES	NEOs

AT RISK	×	✓	✓	✓	✓

FORM OF PAYMENT	Cash			Equity

TYPE OF PERFORMANCE	Short-term emphasis		Long-term emphasis

PERFORMANCE PERIOD / VESTING PERIOD	N/A	1-year performance period	3-year performance period		3-year cliff vesting

HOW AMOUNTS DETERMINED	Compensation Committee sets or approves	Compensation Committee sets target performance and target award, and performance determines ultimate payout			Compensation Committee sets size of award, and common share price on vesting date determines ultimate value

MOST RECENT PERFORMANCE METRICS*	N/A	EVA and Adj. EPS	EVA and Adj. EPS		Common Share Price

VALUE OF AWARD EARNED	N/A	Formulaic — Performance vs. Targets		Formulaic — Performance vs. Targets and Market Price of Common Shares	Market Price of Common Shares

* “EVA” means economic value added. “Adj. EPS” or “Adjusted EPS” means adjusted earnings per diluted common share attributable to controlling interest.

6 Worthington Steel | 2026 Proxy Statement • Summary

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the Annual Meeting. The Annual Meeting will be a virtual meeting, which means that you will be able to attend the Annual Meeting, and vote and submit your questions during the Annual Meeting, only via live webcast by visiting www.virtualshareholdermeeting.com/WS2026.

On or about August 14, 2026, we began mailing to our shareholders of record at the close of business on July 28, 2026 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy (often referred to as a “proxy card”) and our 2026 Annual Report.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect four Class III directors to the Board for a three-year term to expire at our 2029 annual meeting of shareholders; (2) approve, on an advisory basis, the compensation of the NEOs; and (3) ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for fiscal 2027.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•	“FOR” the election of the Board’s nominated slate of four Class III directors, each to serve for a term of three years to expire at our 2029 annual meeting of shareholders (Proposal 1);

•	“FOR” the approval, on an advisory basis, of the compensation of the NEOs (Proposal 2); and

•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal 2027 (Proposal 3).

Shareholder Voting Rights

Only shareholders of record at the close of business on the Record Date or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 50,946,619 common shares outstanding and entitled to vote. Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held. Shareholders do not have cumulative voting rights in the election of directors. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Amended Regulations and the General Corporation Law of the State of Ohio.

Registered Shareholders and Beneficial Owners

If the common shares are registered in your name directly with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold the common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

7 Worthington Steel | 2026 Proxy Statement • General Information

Voting of Common Shares Held in “Street Name”

If the common shares are held by a broker, bank or other holder of record, you are considered the “beneficial owner” of those common shares held in “street name” and the broker, bank or other holder of record is considered the registered shareholder with respect to those common shares. If you are a beneficial owner, our proxy materials are being provided to you by your broker, bank, or other holder of record, along with a voting instruction form if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote the common shares, and such broker, bank, or other holder of record is required to vote the common shares in accordance with your instructions.

Required Vote for the Approval of the Proposals to be Voted Upon and Treatment of Abstentions and Broker Non-Votes

Proposal	Votes Required	Effect of Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the greatest number of affirmative “FOR” votes will be elected as Class III directors.	Abstentions and broker non-votes will have no effect.

Proposal 2: Approval, on an advisory basis, of the compensation of the NEOs	The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote against. Broker non-votes will have no effect.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote against. We do not expect any broker non-votes on this proposal.

Abstentions

An abstention in the case of the proposals to be voted on at the Annual Meeting represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum and the number of votes necessary to approve the advisory vote on the compensation of the NEOs (Proposal 2) and the ratification of the appointment of KPMG LLP (Proposal 3). Abstentions have no effect on the election of directors (Proposal 1), but will have the effect of a vote against Proposal 2 and Proposal 3.

Broker Non-Votes

Generally, broker non-votes occur when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other holder of record (1) has not received voting instructions from the beneficial owner of the common shares and (2) does not have discretionary voting power with respect to such proposal. A broker, bank or other holder of record has discretionary power to vote shares without instruction from the beneficial owner on routine matters, as determined under NYSE Rules, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on Proposal 3. On the other hand, absent instructions from the beneficial owner of the common shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors (Proposal 1) and the advisory approval of the compensation of the NEOs (Proposal 2). Broker non-votes will have no effect on Proposal 1 or Proposal 2. Broker non-votes are counted for purposes of determining whether a quorum is present.

Your broker, bank or other holder of record will send you directions on how to instruct it to vote the common shares you hold beneficially.

8 Worthington Steel | 2026 Proxy Statement • General Information

Access to and Participation in the Virtual Annual Meeting

We will host the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/WS2026. You will not be able to attend the Annual Meeting in person.

Only shareholders of record at the close of business on the Record Date, or holders of a valid proxy, may attend and vote at the Annual Meeting. Any shareholder may listen to the Annual Meeting. The webcast will start at 8:30 a.m., Eastern Daylight Time, on September 23, 2026.

Instructions on how to connect to and attend the Annual Meeting, including how to demonstrate proof of ownership of the common shares, are posted at www.virtualshareholdermeeting.com/WS2026. If you do not have your 16-digit control number that is printed in the box found directly after “Control #” provided on your Notice of Availability or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

Technical Difficulties or Trouble Accessing the Virtual Annual Meeting Website

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be available on the Annual Meeting website.

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•

Vote by Internet Before the Date of the Annual Meeting: Go to www.proxyvote.com, or, using a mobile device, scan the QR barcode on your proxy card or Notice of Availability. You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 22, 2026. Have your proxy card or Notice of Availability in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and create an electronic voting instruction form.

•

Vote By Telephone: Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 22, 2026. Have your proxy card or Notice of Availability in hand when you call and follow the instructions.

•

Vote By Mail: If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by Broadridge no later than September 22, 2026 to be voted at the Annual Meeting.

•

Vote by Internet During the Annual Meeting: Go to www.virtualshareholdermeeting.com/WS2026. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is shown in the box found directly after “Control #” provided on your proxy card or Notice of Availability and follow the instructions.

If you vote via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of the common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker, bank or other nominee holding the common shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your common shares. Please note that the voting instructions provided by your broker, bank or nominee will have a voting deadline that is earlier than those listed above. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the holder of record, you should follow the procedures of your broker, bank or other holder of record for obtaining a legal proxy to vote the common shares that you hold beneficially live at the Annual Meeting.

9 Worthington Steel | 2026 Proxy Statement • General Information

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 22, 2026, will be counted;

•

submitting a later-dated vote by telephone or via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 22, 2026, will be counted;

•	participating in the Annual Meeting live via the Internet and voting during the Annual Meeting; or

•	delivering a written revocation to our Secretary at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, that is received no later than 5:00 p.m., Eastern Daylight Time, on September 22, 2026.

If you are a beneficial owner of the common shares, you must contact the broker, bank or other nominee holding your common shares and follow the instructions of the broker, bank or other nominee for revoking or changing your vote.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the letter to shareholders, Notice of Annual Meeting of Shareholders, this Proxy Statement, our 2026 Annual Report and the form of proxy, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

A Notice of Availability that provides instructions for accessing our proxy materials via the Internet has been mailed directly to registered shareholders. The Notice of Availability also provides instructions regarding how registered shareholders may vote their common shares via the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Availability for requesting such proxy materials.

The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote.

A notice that directs beneficial owners of the common shares to the website where they can access our proxy materials should be forwarded to each beneficial owner by the broker, bank or other holder of record who is considered the registered shareholder with respect to the common shares of the beneficial owner. Such broker, bank or other holder of record should also provide each beneficial owner of the common shares with instructions on how the beneficial owner may request a paper or e-mail copy of our proxy materials. Beneficial owners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record .

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Availability (or proxy card, if you received a printed copy of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge and such tabulation will be inspected by the inspector of election for the Annual Meeting that is appointed by the Board. The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your common

10 Worthington Steel | 2026 Proxy Statement • General Information

shares are held in the name of your broker, bank or other nominee, and you do not instruct your broker, bank or other nominee how to vote your common shares, those common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker, bank or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Availability (or, if applicable, paper copies of our proxy materials) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding the common shares for beneficial owners must provide a notice as to where such beneficial owners may access our proxy materials in order that such common shares may be voted. Solicitation may also be made by our directors, officers and other employees telephonically, electronically or by other means of communication. Our directors, officers and employees who assist with the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation.

We will reimburse Broadridge, as well as brokers, banks or other holder of record, for their reasonable costs in sending our proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting. We will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

11 Worthington Steel | 2026 Proxy Statement • General Information

Security Ownership of Certain Beneficial Owners and Management

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to us to be the beneficial owner of more than 5% of our outstanding common shares, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Under these rules, beneficial ownership includes the common shares as to which the individual or entity has sole or shared voting power or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Common Shares (2)
John P. McConnell 200 West Old Wilson Bridge Road, Columbus, OH 43085	17,134,583 (3)	33.6%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	4,973,243 (4)	9.8%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746	2,566,114 (5)	5.0%

(1)

Except as otherwise indicated by footnote, to our knowledge, each named beneficial owner has sole voting and sole investment power over the listed common shares that they beneficially owned on the Record Date, subject to community property laws where applicable.

(2)

The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 50,946,619 common shares outstanding on the Record Date and (ii) the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of stock options which are currently exercisable or which will first become exercisable within 60 days of the Record Date (collectively, “Currently Exercisable Options”).

(3)

Information is based on Schedule 13D filed on December 11, 2023. Includes 12,415,982 common shares held of record by JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family. The directors of JMAC have granted Mr. McConnell sole voting power and sole dispositive power with respect to these 12,415,982 common shares. JMAC has the right to receive the dividends from and the proceeds from the sale of such 12,415,982 common shares. Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister. The independent corporate trustee has voting power and dispositive power over such common shares; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to “share” dispositive power with the trustee. Mr. McConnell has the right to change the independent corporate trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee. Includes 8,173 common shares held by Mr. McConnell as custodian for the benefit of his son, who is a minor. Includes 7,343 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son, who is a minor. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 7,343 common shares. Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting power and shares dispositive power. Mr. McConnell disclaims beneficial ownership of these 123,000 common shares. Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting power and sole dispositive power. Includes 255,875 common shares held by the Margaret R. McConnell Trust f/b/o Margaret Kollis, of which Mr. McConnell is trustee and has sole voting power and sole dispositive power. Includes 44,250 common shares held in the McConnell 2020 LAE Trust, an irrevocable trust for the benefit of the son of Mr. McConnell’s wife as to which she serves as the trustee. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 44,250 common shares. Includes an aggregate of 398,000 common shares held in four separate irrevocable trusts (with each irrevocable trust holding 99,500 common shares), with each such irrevocable trust having the same independent individual trustee who is not related to Mr. McConnell. The independent individual trustee has voting and dispositive power over such 398,000 common shares; however, Mr. McConnell has the right to reacquire the assets of each trust by substituting property of an equivalent value. Accordingly, Mr. McConnell may be deemed to share dispositive power with the independent individual trustee. As of August 1, 2026, an aggregate of 316,907 common shares held by Mr. McConnell had been pledged as security to various financial institutions, in connection with both investment and personal loans.

(4)

Information is based on Amendment No. 3 to Schedule 13G, filed with the SEC on April 24, 2026, by BlackRock, Inc. (together with its subsidiaries, “BlackRock”). BlackRock reported sole voting power as to 4,920,877 of the common shares and sole dispositive power as to 4,973,243 of the common shares reported to be beneficially owned by BlackRock at March 31, 2026. The beneficial ownership of BlackRock may have changed prior to our filing of this Proxy Statement.

(5)

Information is based on Schedule 13G, filed with the SEC on July 14, 2026, by Dimensional Fund Advisors LP (together with its subsidiaries, “Dimensional”). Dimensional reported sole voting power as to 2,512,586 of the common shares and sole dispositive power as to 2,566,114 of the common shares reported to be beneficially owned by Dimensional at June 30, 2026. The beneficial ownership of Dimensional may have changed prior to our filing of this Proxy Statement.

12 Worthington Steel | 2026 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by: (a) each of our current directors; (b) each of our director nominees; (c) each of our NEOs; and (d) all of our current directors and executive officers as a group, in each case as of the Record Date. Under these rules, beneficial ownership includes the common shares as to which the individual or entity has sole or shared voting power or investment power. The address of each beneficial owner listed in the table below is c/o Worthington Steel, Inc., 100 West Old Wilson Bridge Road, Columbus, Ohio 43085.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Common Shares (2)

Timothy A. Adams	80,398	*

John B. Blystone	245,957	*

Jon J. Bowsher	17,893 (3)	*

Charles M. Chiappone	17,243 (3)	*

Mark C. Davis	21,219 (3)	*

Geoffrey G. Gilmore	444,522	*

Clifford Larivey	70,154	*

Scott Kelly	16,157 (3)	*

Jeff R. Klingler	115,222	*

John H. McConnell II	43,412 (3)	*

Nancy G. Mistretta	15,393 (3)	*

Sidney A. Ribeau	139,435 (3)	*

Mary Schiavo	114,952 (3)	*

George P. Stoe	22,063 (3)	*

All current Directors and Executive Officers as a Group (17 persons)	1,385,725 (4)(5)	2.7%

* Denotes ownership of less than 1% of the outstanding common shares.

(1)

Except as otherwise indicated by footnote, to our knowledge, each named beneficial owner has sole voting power and sole investment power over the listed common shares that they beneficially owned as of July 28, 2026, subject to community property laws where applicable. The amounts set forth include the following Currently Exercisable Options: Mr. Adams, 26,922; Mr. Gilmore, 56,716; and Mr. Klingler, 4,504. The amounts set forth also include for Mr. Gilmore and Mr. Klingler, 38,840 and 2,419 shares, respectively, in the Worthington Steel, Inc. Non-Qualified Deferred Compensation Plan and for Mr. Ribeau and Ms. Schiavo, 60,592 and 18,173 shares, respectively, in the Worthington Steel, Inc. Deferred Compensation Plan for Directors.

(2)

The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 50,946,619 common shares outstanding on the Record Date, and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.

(3)

Includes the following number of restricted common shares, which will vest on September 23, 2026: (a) for Mr. Bowsher, Mr. Chiappone, Mr. Davis, Mr. Kelly, Mr. McConnell, Ms. Mistretta, Dr. Ribeau and Ms. Schiavo, 5,836 restricted common shares; and (b) for Mr. Stoe, 8,068 restricted common shares. For further information concerning the terms of the restricted common shares granted to non-employee directors, see footnote (5) below.

(4)

The number of common shares shown as beneficially owned by our current directors and executive officers as a group includes 88,142 common shares subject to Currently Exercisable Options and 357,913 restricted common shares. See footnote (5) below for more information on the restricted common shares. The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended, and the applicable vesting dates have not yet occurred. The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by five executive officers not individually identified. Restricted common shares held by executive officers not named in this table are not listed individually.

(5)

The restricted common shares granted to our executive officers and non-employee directors are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid. For further information regarding the restricted common shares granted to our executive officers and non-employee directors, please see the tables and accompanying narrative discussion in the “Executive Compensation” and “Compensation of Directors — Equity Grants” sections of this Proxy Statement.

13 Worthington Steel | 2026 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management

Corporate Governance

Corporate Governance Guidelines
Upon the recommendation of the Nominating and Governance Committee, in accordance with NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect our commitment to high standards of corporate governance. The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements. The Corporate Governance Guidelines are available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com
.
Code of Conduct
In accordance with NYSE Rules and SEC Rules, the Board adopted the Worthington Steel, Inc. Code of Conduct (the “Code of Conduct”) to serve as the ethical and legal standards for our directors, officers and employees. The Code of Conduct reinforces our commitment to adhere to high standards of business ethics. The Code of Conduct also establishes ethical principles by which our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions are expected to conduct themselves in carrying out their duties and responsibilities. The Code of Conduct is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com. In addition, we intend to post on such website page all disclosures that are required by law or the listing standards concerning any amendments to, or waivers from, any provision of the Code of Conduct.
Insider Trading Policy
We have adopted the Worthington Steel, Inc. Insider Trading Policy (the “Insider Trading Policy”) to govern purchases, sales and other dispositions of our securities by our directors, officers and employees. The Insider Trading Policy is reasonably designed to promote compliance with insider trading law, rules and regulations as well as NYSE Rules. The Insider Trading Policy also provides that the Company will not engage in transactions in its securities while aware of material nonpublic information relating to the Company or its securities, except pursuant to a trading plan intended to comply with SEC Rule
10b5-1
that is entered into and maintained in compliance with the Insider Trading Policy and applicable law. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our 2026 Annual Report.
Director Independence
Pursuant to the Corporate Governance Guidelines, a director is determined to be independent if he or she is independent of management and has no material relationship with us, either directly or indirectly as a partner, shareholder or officer (or similar position) of an entity that has such a relationship with us, as affirmatively determined by the Board. The Board observes all additional criteria for independence required under NYSE Rules, SEC Rules or other applicable laws and regulations.
The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between us and each director and director nominee or any entities for which any director or director nominee is a partner, officer, employee or shareholder. The Board has reviewed, considered and discussed such relationships, and the compensation which each director or director nominee has received, directly or indirectly, from us, in order to determine whether each director and director nominee meets the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules. The Board has affirmatively determined that (a) none of Mr. Bowsher, Mr. Chiappone, Mr. Davis, Mr. Kelly, Ms. Mistretta, Dr. Ribeau, Ms. Schiavo or Mr. Stoe (each, an “Independent Director” and collectively, the “Independent Directors”) has any relationship with us, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes or may interfere, with his or her independence from management and us or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under applicable NYSE Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as independent under the Corporate Governance Guidelines. As required by applicable NYSE Rules, the Independent Directors represent a majority of our directors. Mr. Blystone does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he is employed as our Executive Chairman. Mr. Gilmore does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he is employed as our President and CEO. Mr. McConnell does not qualify as independent due to his employment with WOR within the past three years.

Worthington Steel | 2026 Proxy Statement
• Corporate Governance

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or an employee) of a company that makes payments to, or receives payments from, us for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) we make contributions to a scholastic or charitable tax-exempt organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) we use facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to us are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under applicable NYSE Rules which would disqualify a director from being independent.

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the Independent Directors qualify as independent under the Corporate Governance Guidelines as well as applicable NYSE Rules and SEC Rules, including the relevant relationships described below in the section captioned “Transactions With Certain Related Persons” in this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily. The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director. Further, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, and does not evaluate candidates differently based on the source of the recommendation. The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan.

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of our Secretary, to our executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each Annual Meeting. In addition, shareholders wishing to nominate directors may do so, provided they comply with our Amended Articles of Incorporation, our Amended Regulations and SEC Rules. In order to nominate an

15 Worthington Steel | 2026 Proxy Statement • Corporate Governance

individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination. The notice must be sent to our Secretary, and either delivered in person to, or mailed to and received at, our principal executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, no earlier than 120 days prior to and not less than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of shareholders. In the event an annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of shareholders or (2) no annual meeting of shareholders was held during the prior year, to be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices by (a) no earlier than 120 days prior to such annual meeting of shareholders and (b) no later than the later of 90 days prior to such annual meeting of shareholders and 10 days after the day on which the notice of such annual meeting of shareholders was made in accordance with our Amended Regulations and Ohio law. In no event may a nominating shareholder provide notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. Our Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review. Each shareholder notice must include the information required by our Amended Articles, our Amended Regulations and SEC rules, including, as to each individual the shareholder proposes to nominate for election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares beneficially owned by the proposed nominee; (d) a description of any direct or indirect material interest in any material contract or agreement between or among the nominating shareholder, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under SEC Regulation S-K if such nominating shareholder were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant; (e) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected; and (f) a completed and signed questionnaire, representation and agreement as provided for in our Amended Regulations. The nominating shareholder must also provide (i) the name and address of the nominating shareholder and (ii) the number of common shares beneficially owned by the nominating shareholder. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above and in our Amended Articles of Incorporation, our Amended Regulations and SEC Rules, or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently comprised of Mr. Chiappone (Chair), Mr. Bowsher, Mr. Davis and Mr. Stoe. No member of the Compensation Committee is a present or past employee or officer of ours or has, during fiscal 2026 and through the date of this Proxy Statement, had a material interest in any related person transaction, as defined in Item 404 of SEC Regulation S-K. During fiscal 2026 and through the date of this Proxy Statement, none of our executive officers have served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, whose executive officers served on the Board or the Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director. Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-employee directors as a group, the Independent Directors as a group, the Lead Independent Director or any other individual director may do so by addressing such correspondence to the name(s) of the specific director(s), to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of our Secretary, to our executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085. The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Employee Director Communication”, “Shareholder/Interested Person – Independent Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate. All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to a certain specified individual director(s). Copies of all such correspondence will be circulated to the appropriate director(s). Correspondence marked on the exterior as “personal and confidential” will be delivered to the

16 Worthington Steel | 2026 Proxy Statement • Corporate Governance

identified recipient(s) without opening. There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Independent Directors.

Questions, complaints and concerns may also be submitted to our directors through our Worthington Steel Code of Conduct & Ethics Line website at www.worthingtonsteel.ethicspoint.com or by calling 844-857-1391 inside the United States and Canada.

Corporate Citizenship and Sustainability Highlights

In addition to our commitment to high ethical standards and sound corporate governance practices, which are summarized in the “Commitment to Shareholders and Governance” section in this Proxy Statement, we are dedicated to responsible corporate citizenship. Although our approach to corporate citizenship is ever evolving, our primary focus remains our people, our community and our environmental footprint. We are constantly seeking to improve on and rely on our Philosophy rooted in the Golden Rule to guide us through all aspects of corporate citizenship and sustainability.

In line with our people-first Philosophy, our employees have always been, and will always be, our most important asset. As such, we are continually focused on creating and maintaining a strong corporate culture. Our culture provides employees with opportunities for personal and professional development, as well as community engagement, all of which we believe contribute to our overall success. We have repeatedly been recognized as a top place to work and we offer our employees competitive pay and above-market benefits, as compared to others in our industry, all while focusing on safety, wellness and promoting a diverse and inclusive culture.

Our Philosophy guides and encourages us to practice good citizenship which is reflected in our employees’ efforts in our communities. Through financial contributions to not-for-profit organizations and volunteering, we are working to improve the quality of life in the communities where we live and work. We believe that together, better is possible at work and in our communities.

We have always made protecting our people and the environment a top priority. We have demonstrated our commitment to environmentally responsible operations by conforming to international standards for environmental management and reducing our impact on the environment in multiple areas of our global business. In addition, we have sought continuous improvement in our health and safety programs, which follow ISO 45001 standards, the most recognized global standard for occupational health and safety management systems developed by the International Organization for Standardization, and regularly have an industry-leading safety record.

Meetings of the Board

The Board held five meetings during fiscal 2026. During fiscal 2026, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board during the period such director served, and (b) the total number of meetings held by all committees of the Board on which such director served during the period such director served.

The Board and our management are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board will annually review and update, as appropriate, the Corporate Governance Guidelines and the charters of the committees of the Board in response to corporate governance developments, including changes in NYSE Rules and SEC Rules, and recommendations by directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and NYSE Rules, our non-employee directors regularly meet (without management present) in executive session at such times as the non-employee directors deem necessary or appropriate. Additionally, all directors determined by the Board as meeting the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules meet in executive session (without management or non-independent directors) at least once annually. These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the CEO and the Executive Chairman.

17 Worthington Steel | 2026 Proxy Statement • Corporate Governance

Board Member Attendance at Annual Meetings of the Shareholders

We do not have a formal policy with respect to attendance by our directors at annual meetings of the shareholders; however, directors are encouraged to attend annual meetings of shareholders. All directors who were then serving on the Board attended our 2025 Annual Meeting.

Board Leadership Structure

The Board is led by Mr. Blystone, who has been a director and Executive Chairman since December 2023. The Board is currently comprised of Mr. Blystone, Mr. Gilmore and 9 non-employee directors. Mr. Stoe is our Lead Independent Director.

The Board has four standing committees: Audit, Compensation, Nominating and Governance, and Executive. Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors. Detailed information on each Board committee is contained in the section captioned “Corporate Governance — Committees of the Board” in this Proxy Statement.

We do not have a fixed policy regarding whether the offices of Chairman of the Board and CEO should be vested in the same person or two different people. The Board believes having Mr. Blystone in the role of Executive Chairman of the Board and Mr. Gilmore as the CEO, while maintaining a Lead Independent Director, is an effective management structure, and that the structure promotes the development and execution of our business strategy and facilitates effective oversight by the Board, which are essential to effective governance. The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of CEO and Chairman of the Board filled by separate individuals allows the CEO to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities. The Board believes that its strong governance practices, including its supermajority of independent directors, the separation of the Chairman of the Board and CEO roles, and the clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

Lead Independent Director

We have established a Lead Independent Director position and appointed Mr. Stoe as the Lead Independent Director. A copy of our Lead Independent Director Charter is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com. In addition to the other duties more fully described in our Lead Independent Director Charter, our Lead Independent Director is responsible for:

•

advising the Chairman of the Board and the CEO regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by our management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;

•	recommending to the Chairman of the Board and the CEO the retention of advisers and consultants who report directly to the Board;

•	assisting the Board, the Nominating and Governance Committee and our officers in ensuring compliance with and implementation of the Corporate Governance Guidelines;

•

calling meetings of the non-employee and independent directors, developing the agenda for and serving as chairman of the executive sessions, and serving as principal liaison between the non-employee and independent directors and the Chairman of the Board and the CEO;

•

working with the Nominating and Governance Committee, the Chairman of the Board and the CEO to recommend the membership of the various Board committees, as well as the selection of Board committee chairs;

•	serving as chair of meetings of the Board when the Chairman of the Board is not present;

•	being available for consultation and direct communications with our shareholders, if requested and appropriate; and

•	performing such other duties as the Board may determine.

18 Worthington Steel | 2026 Proxy Statement • Corporate Governance

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Executive Committee. The charter for each committee has been reviewed and approved by the Board and is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee

Mr. Blystone

Mr. Bowsher*

Mr. Chiappone*

Mr. Davis*

Mr. Gilmore

Mr. Kelly*

Mr. McConnell

Ms. Mistretta*

Dr. Ribeau*

Ms. Schiavo*

Mr. Stoe*

*Independent Director

Chairperson     Member     Audit Committee Financial Expert

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an independent director under the Corporate Governance Guidelines, NYSE Rules and SEC Rule 10A-3. The Board believes each member of the Audit Committee is qualified to discharge his or her duties on our behalf and satisfies the financial literacy requirement of the NYSE Rules. The Board has also determined that each of Mr. Davis, Mr. Kelly, Ms. Mistretta and Ms. Schiavo qualifies as an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of SEC Regulation S-K, by virtue of their respective experience, including as described in Proposal 1 (Election of Directors) of this Proxy Statement. No member of the Audit Committee serves on the audit committee of more than two other public companies.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is organized and conducts its business pursuant to a written charter. The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits. Specifically, the Audit Committee appoints and evaluates our independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm. The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) our consolidated financial statements and the related disclosures, including the integrity and quality of our consolidated financial statements; (b) our compliance with legal and regulatory requirements, including the financial reporting process; (c) our systems of disclosure controls and procedures and internal control over financial reporting and our accounting and financial controls; (d) the performance, qualifications and independence of our independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of our internal audit function; (f) the annual independent audit of our consolidated financial statements; (g) financial, reporting and compliance risk management; and (h) our overall enterprise risk management program including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters. The Audit Committee also prepares the report that the SEC Rules require be included in our annual proxy statement.

19 Worthington Steel | 2026 Proxy Statement • Corporate Governance

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

•

reviewing, with our financial management, internal auditors and independent registered public accounting firm, our accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by our independent registered public accounting firm and reviewing the activities of and the results of audits conducted by our internal auditors and our independent registered public accounting firm;

•

reviewing, with our independent registered public accounting firm, the audit report of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting filed with our Annual Report on Form 10-K;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	setting and maintaining hiring policies for employees or former employees of our independent registered public accounting firm;

•	receiving reports concerning any non-compliance with the Code of Conduct by our officers or directors and approving, if appropriate, any waivers therefrom;

•	administering our Related Person Transaction Policy and approving, if appropriate, any “related person” transactions with respect to our directors or executive officers;

•

reviewing with management, our major financial risk exposures and the steps being taken to monitor and control them as well as our guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;

•	directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and

•

other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, the NYSE and other similar bodies or agencies which could have an effect on our consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

At least annually, the Audit Committee will evaluate its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

The Audit Committee met four times during fiscal 2026. The Audit Committee’s report relating to fiscal 2026 is located in the “Audit Committee Matters” section in this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an independent director under NYSE Rules. The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under NYSE Rules. All members of the Compensation Committee also qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

•

discharging the Board’s responsibilities relating to compensation of our CEO and executive officers, including reviewing and approving the compensation philosophy, strategies, policies, objectives and guidelines for our executive officers;

•

reviewing and approving, if it has been deemed appropriate, our peer group companies and data sources for purposes of evaluating our compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;

20 Worthington Steel | 2026 Proxy Statement • Corporate Governance

•

reviewing and approving corporate goals and objectives, including performance goals, relevant to CEO and executive officer compensation and evaluating the performance of the CEO and executive officers in light of the approved corporate goals and objectives;

•	reviewing and approving the metrics used for determining payouts under cash-based and equity-based incentive programs;

•	annually reviewing and approving the compensation of the CEO and other executive officers, including the amount and types of compensation;

•

preparing, producing, reviewing and/or discussing with management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in our proxy statement and/or Annual Report on Form 10-K;

•

considering the results of and providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at our annual shareholder meetings, including the advisory vote on the compensation of our NEOs and the frequency of that advisory vote, and reviewing and considering the results of such votes;

•	reviewing, and advising the Board with respect to, Board compensation;

•	administering our equity-based incentive compensation plans, other executive incentive compensation programs, and any other plans and programs which the Board designates;

•	reviewing and discussing with management, our compensation risk management disclosures required by SEC Rules relating thereto;

•

reviewing and making recommendations to the Board regarding the creation or revision of any clawback or similar policy allowing us to recover erroneously awarded incentive-based compensation paid to executive officers;

•

in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and our responses thereto;

•

reviewing and discussing with management, our human capital management activities, including matters relating to talent management and development, talent attraction and retention, employee engagement and diversity, equity and inclusion; and

•	carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Role of the Compensation Committee” and “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Philosophy and Objectives” in this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention. Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Compensation Committee evaluates its performance at least annually.

The Compensation Committee met four times during fiscal 2026. The Compensation Discussion and Analysis (“CD&A”) regarding compensation for the NEOs and the Compensation Committee Report are located in the “Executive Compensation” section in this Proxy Statement.

21 Worthington Steel | 2026 Proxy Statement • Corporate Governance

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an independent director under the applicable NYSE Rules. Under the terms of its charter, the Nominating and Governance Committee is to:

•

develop and periodically review principles of corporate governance, embody such principles in the Corporate Governance Guidelines and recommend the Corporate Governance Guidelines to the Board for its approval;

•	review our Amended Articles of Incorporation, our Amended Regulations and the Corporate Governance Guidelines and recommend to the Board any changes deemed appropriate;

•	review the procedures and communication plans for our shareholder meetings and ensure that required information regarding the Company is adequately presented;

•

review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;

•	plan for continuity on the Board as existing Board members leave the Board;

•

with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;

•	identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;

•	with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board in the case of resignation, retirement or death;

•

evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election; oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; oversee the evaluation of the other Board committees and provide guidance with respect to the evaluation of management;

•

with the Chairman of the Board and the CEO, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters and the creation of additional committees;

•

with the Chairman of the Board and the CEO, recommend to the Board individuals to be chairs and members of Board committees, so that each Board committee is comprised of members with the appropriate experience, qualifications, skills and attributes for the tasks of the committee; and

•	in coordination with other committees of the Board, oversee our corporate social responsibility programs and goals, and our progress toward achieving those goals.

To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

•

review the relationships between us and each director, whether direct or as a partner, officer (or holder of a similar position) or equity owner of an organization that has a relationship with us, for conflicts of interest (all members of the Board are required to report any such relationships to our General Counsel);

•

address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and

•	make appropriate recommendations to the Board concerning determinations necessary to find a director to be an independent director.

The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Nominating and Governance Committee evaluates its performance at least annually.

The Nominating and Governance Committee met three times during fiscal 2026.

22 Worthington Steel | 2026 Proxy Statement • Corporate Governance

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board. The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend our Amended Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that NYSE Rules, applicable law or our governing documents do not permit to be delegated to a committee of the Board.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks we face, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. A risk committee, comprised of senior executives, directs this process. Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of our critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance, privacy, information security, cybersecurity, business conduct, health and safety, environmental, social, governance and other risks. The Audit Committee is tasked with oversight of financial, reporting and compliance risk management, along with our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters). The Compensation Committee is tasked with oversight of compensation risk management. The Nominating and Governance Committee manages risks associated with corporate governance, Board composition, and the performance of the Board, its committees and directors. The Board as a whole oversees all other risk management.

Transactions with Certain Related Persons

Review, Approval or Ratification of Transactions with Related Persons

As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs, an outside business involvement or any other private interest may adversely influence the judgment or loyalty required for performance of his or her duties to us. In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her supervisor or our Ethics Officer. The supervisor will then consult with management or our Ethics Officer, as appropriate. The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director may be in conflict with our interest is to be reported to the Audit Committee. The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

Our written Related Person Transaction Policy (the “Policy”), which supplements the Code of Conduct provisions addressing conflicts of interest, addresses our policy with respect to related person transactions. The Policy was adopted by the Board and is administered by the Audit Committee and our General Counsel. The Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we participate, directly or indirectly, and a related person has, had or will have a direct or indirect material interest. Under the Policy, a “related person” is any person:

•	who is or was our executive officer, director or director nominee, or an immediate family member of any such individual; or

•	who is or was the beneficial owner of more than 5% of our outstanding common shares, or an immediate family member of any such individual.

All related person transactions are to be brought to the attention of management who will then refer each matter to our General Counsel and the Audit Committee. Each director, director nominee or executive officer must notify our General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction. In addition, any related person transaction proposed to be entered into by us must be

23 Worthington Steel | 2026 Proxy Statement • Corporate Governance

reported to our General Counsel by the employee who has authority over the transaction. On an annual basis, our directors, director nominees and executive officers must complete a questionnaire designed to elicit information about existing and potential related person transactions. Any potential related person transaction that is raised will be analyzed by our General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the Policy.

Under the Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction. If our General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting. However, our General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate. If we become aware of a related person transaction not previously approved under the Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to us, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved. The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in our best interest. In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

•	the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;

•	the business reasons for the transaction and its potential benefits to us, and whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are fair to us and no less favorable to us than terms that could be reached with an unrelated third party;

•	the impact of the transaction on the related person’s independence; and

•

whether the transaction would present an improper conflict of interest for any of our directors, director nominees or executive officers, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually.

Under the terms of the Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

•	interests arising solely from ownership of the common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);

•

compensation to an executive officer, as long as the executive officer is not an immediate family member of any of our executive officers or directors and the compensation has been approved by the Compensation Committee or is generally available to our employees;

•	compensation to a director for services as a director if the compensation is required to be reported in our proxy statements;

•	interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;

24 Worthington Steel | 2026 Proxy Statement • Corporate Governance

•

interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and

•	transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

•

transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in our decision to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of our consolidated gross revenues for our most recently completed fiscal year;

•

donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in our decision to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and

•

our use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities.

Transactions with Related Persons

As previously reported in connection with the Separation, we entered into several agreements with WOR on November 30, 2023 that, among other things, provide a framework for our relationship with WOR after the Separation, including a Separation and Distribution Agreement (the “SDA”), a Transition Services Agreement (the “TSA”), a Tax Matters Agreement (the “TMA”), an Employee Matters Agreement (the “EMA”), a Trademark License Agreement (the “TLA”), a WBS License Agreement (the “WBLA”) and a Steel Supply and Services Agreement (the “Supply Agreement”). Given that John P. McConnell is also the largest shareholder of WOR, John H. McConnell II, Mr. Davis and Mr. Chiappone are directors of WOR, and Mr. Blystone is the Chairman of the Board of WOR, we have opted to treat WOR as a related party and have evaluated our transactions with WOR accordingly.

The SDA sets forth our agreements with WOR regarding the principal actions taken in connection with the Separation, and primarily identifies assets transferred, liabilities assumed and contracts allocated to each of WOR and us as part of the Separation. As is customary in such agreements, pursuant to the SDA, we agreed to reimburse WOR to the extent that WOR incurred an expense for our benefit, and WOR agreed to reimburse us to the extent that we incurred an expense for the benefit of WOR. Such reimbursements were generally related to the parties’ consummation of the Separation and the associated transition of employees, utilities and other assets from one party to the other. All such reimbursements occurred at the actual amount of the expense incurred without any additional amount added. During fiscal 2026, we paid WOR approximately $1,125,237 as reimbursement for expenses incurred by WOR for our benefit, and WOR paid us approximately $1,501,130 as reimbursement for expenses incurred by us for the benefit of WOR.

Pursuant to the TSA, WOR and its subsidiaries and we and our subsidiaries will provide each other various services on a transitional basis. The transition services include various services and functions, many of which use a shared technology platform, including human resources, payroll and certain information technology services. The charges for the transition services are generally expected to allow the providing company to fully recover all internal and external costs and expenses it actually incurs in connection with providing the service (including a reasonable allocation of overhead) and are based on pass-through billing, percent of use billing or fixed fee monthly billing. For fiscal 2026, we paid an aggregate amount of $506,321 to WOR for services provided under the TSA.

Pursuant to the Supply Agreement, we manufacture and supply WOR with certain flat rolled steel products ordered by WOR from time to time, and provide WOR with certain related support services such as design, engineering/technical services, price risk management, scrap management, steel purchasing, supply chain optimization and product rework services, and other services that WOR requests that are ancillary to the supply of products. We sold the products and services at prices calculated based on an arm’s length pricing mechanism specified in the Supply Agreement. For fiscal 2026, we sold an aggregate amount of $137,077,000 to WOR for the products and services provided under the Supply Agreement. We also received from WOR $1,826,731 for supplemental technical, laboratory, and machine shop services in fiscal 2026.

25 Worthington Steel | 2026 Proxy Statement • Corporate Governance

For fiscal 2026, no financial transactions with WOR took place with respect to the TMA, the EMA, the TLA, or the WBLA.

As a part of the Separation, we also entered into a series of real estate agreements with WOR, pursuant to which we lease office space from WOR, we lease warehouse space to WOR, and share the maintenance, security and other related costs of access roads and other shared spaces on our manufacturing campus in Columbus, Ohio. All remuneration set forth in such agreements is intended to be fair market value and was negotiated in arm’s length transactions. For fiscal 2026, we received an aggregate amount of $307,080 from WOR pursuant to such agreements and paid $4,174,949 to WOR under the same. We are also a party to certain agreements relating to the joint ownership of aircraft with WOR, pursuant to which WOR operates and maintains the aircraft and we reimburse WOR for our portion of the cost of doing so. During fiscal 2026, we paid WOR approximately $1,946,165 as reimbursement for the aircraft ownership, operating and maintenance expenses incurred by WOR for our benefit.

During fiscal 2026, we, directly or indirectly through business expense reimbursement, paid approximately $273,905 to Double Eagle Club, a private golf club owned by the McConnell family (the “Club”). We use the Club’s facilities for corporate functions and meetings, and for meetings and entertainment for our customers, suppliers and other business associates. Amounts charged to us by the Club are no less favorable to us than those that are charged to unrelated members of the Club for the same type of use.

During fiscal 2026, we, directly or indirectly through business expense reimbursement, paid approximately $167,500 to the Columbus Blue Jackets, a National Hockey League team of which John P. McConnell is the majority owner, for sponsorship and advertising, at prices no less favorable to us than those charged to unrelated third parties.

For fiscal 2026, as a non-employee director, John H. McConnell II received, consistent with our standard non-employee director compensation program, a cash retainer fee of $95,000 and an equity award valued at $176,247. We and John H. McConnell II have entered into our standard indemnification agreement for directors.

The brother-in-law of Mr. Gilmore, our President and CEO, is employed by us as Vice President, Digital Transformation, AI and Data Analytics. In fiscal 2026, he received total compensation of $367,530 from us for his services as our employee. His compensation was established by us, without the involvement of Mr. Gilmore, in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions, and his compensation package was reviewed and approved by the Audit Committee in accordance with the Policy.

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Proposal 1: Election of Directors

We currently have 11 directors – four in Class III with terms expiring at the Annual Meeting, all of who are nominated to be elected for terms expiring at the annual meeting of shareholders in 2029; four in Class I with terms expiring at the annual meeting of shareholders in 2027 (the “2027 Annual Meeting”); and three in Class II with terms expiring at the annual meeting of shareholders in 2028.

The Board proposes that the four Class III director nominees named in the following summary, each of whom was unanimously recommended by the Nominating and Governance Committee, be elected as Class III directors at the Annual Meeting. Each individual elected as a Class III director at the Annual Meeting will hold office for a three-year term, expiring at the annual meeting of shareholders in 2029, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office. The individuals named as proxy holders in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the form of proxy. If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director if elected.

Information Concerning Nominees and Continuing Directors

The information set forth in the following summary, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to us by such director as of August 1, 2026. Except where otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of our current directors, director nominees and executive officers.

The Board possesses a broad range of skills that facilitates robust oversight of our management and strategy. The matrix below identifies certain key qualifications, skills and experiences that the Board considered in connection with each director’s nomination. The matrix is not intended to be an exhaustive list, and each director’s specific experience and qualifications are described more fully in the accompanying biographies.

Board Skills Matrix

Director	Large Organization Leadership	Public Company Experience	Finance, Accounting, Reporting and Controls	Operating / Manufacturing/ Logistics Experience	Risk, IT, and Cybersecurity Management	Corporate Governance, Regulatory, Legal and Public Policy	Talent Management, Development and Planning	Strategy and M&A	Global Business / International Operations

Mr. Blystone	x	x	x	x	x	x	x	x	x

Mr. Bowsher	x	x	x	x		x	x	x	x

Mr. Chiappone	x	x	x	x		x	x	x	x

Mr. Davis	x	x	x		x	x	x	x	x

Mr. Gilmore	x	x	x	x	x	x	x	x	x

Mr. Kelly	x	x	x	x	x	x	x	x

Mr. McConnell		x	x	x		x		x	x

Ms. Mistretta	x	x	x		x	x	x	x	x

Mr. Ribeau	x	x	x			x	x	x

Ms. Schiavo	x	x	x		x	x	x	x	x

Mr. Stoe	x	x	x	x	x	x	x	x	x

A filled circle (x) indicates meaningful experience or expertise in the identified area.

27 Worthington Steel | 2026 Proxy Statement • Proposal 1: Election of Directors

Class III Director Nominees Standing for Election to the Board at the 2026 Annual Meeting

John B. Blystone	Age 73	Director since December 2023

Mr. Blystone is our Executive Chairman and is chair of the Executive Committee. He has also served as a director of Worthington Enterprises, Inc. since 1997 and as its Chairman of the Board since September 2023. Mr. Blystone previously served as Chairman of the Board, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired. From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company. Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition, and related products, from August 2010 to March 2012. Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners. Mr. Blystone graduated from the University of Pittsburgh with a Bachelor of Science. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company. He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company. Mr. Blystone’s business acumen, collegial style and leadership make him well qualified to serve on the Board.

John H. McConnell II	Age 41	Director since December 2023

Mr. McConnell is a member of the Executive Committee. Mr. McConnell has served as the Chairman of JMAC, Inc., a private investment company, since September 2023. Prior to that, Mr. McConnell was Vice President, Global Business Development, of Worthington Enterprises, Inc.’s Sustainable Energy Solutions business from June 2021 to November 2023. He served as Business Director of Worthington Enterprises’ North American High Pressure Vessels business from November 2019 to June 2021 and Product Manager of its Life Support Technology products from June 2014 to November 2019. Mr. McConnell also held various roles with Worthington Enterprises, Inc. from 2000 to 2012, and with the Columbus Blue Jackets, a National Hockey Leage team, from 2012 to 2014. Mr. McConnell holds a Bachelor of Arts in Strategic Communications and a Master of Business Administration from The Ohio State University. He has served as a director of Worthington Enterprises, Inc. since January 2023. Mr. McConnell also serves on the boards of the National Veterans Memorial and Museum, the Columbus Zoo and Aquarium, as its Vice Chairman, the Cohesion Foundation, and Nationwide Children’s Hospital. Mr. McConnell’s long association with the Company, the governance skills he has developed serving on various other boards, and the variety of roles in which he has served the Company and Worthington Enterprises, Inc. make him well qualified to serve on the Board. In addition, as our largest shareholder, the McConnell family members have a strong interest in the continuing success of the Company and have always played an important role in the business. Mr. McConnell’s participation on the Board ensures that commitment to successful stewardship continues.

Nancy G. Mistretta	Age 72	Director since December 2023

Ms. Mistretta is Chair of the Audit Committee. Ms. Mistretta was a partner of Russell Reynolds Associates, an executive search firm, from February 2005 until June 2009. Prior to joining Russell Reynolds, Ms. Mistretta was with JPMorgan Chase & Co., and its heritage institutions for 29 years, where she served as a Managing Director in Investment Banking from 1991 to 2005. Ms. Mistretta was a member of the board of directors of The Scotts Miracle-Gro Company, from 2007 until January 2024, where she served on its Compensation and Organizations Committee and chaired its Audit Committee. She previously served on the board of directors of HSBC USA Inc. and HSBC Bank USA, N.A., where she was a member of its Audit Committee and Risk Committee and chaired its Nominating & Governance Committee. In addition, Ms. Mistretta was previously a member of the board of directors of GAM Holding AG in Zurich, Switzerland, where she chaired its Compensation Committee and served on its Governance and Nominating Committee. Ms. Mistretta’s wide-ranging experience, service on other public company boards and qualification as an “audit committee financial expert” under applicable SEC Rules, make her well qualified to serve on the Board.

28 Worthington Steel | 2026 Proxy Statement • Proposal 1: Election of Directors

Sidney A. Ribeau	Age 78	Director since December 2023

Dr. Ribeau is a member of the Nominating and Governance Committee. Since October 2013, Dr. Ribeau has served as Professor of Communications at Howard University, and he also served as President of Howard University from August 2008 to October 2013. Dr. Ribeau served as President of Bowling Green State University for more than 13 years prior to that time. Dr. Ribeau served as a director of Worthington Enterprises, Inc., from 2000 to November 2024. Dr. Ribeau served as a Trustee on the Teachers Insurance and Annuity Association for 16 years. He was a member of TIAA’s Human Resources Committee, Nominating and Governance Committee and Corporate Governance and Social Responsibility Committee. Dr. Ribeau has previously served on the boards of directors of Worthington Enterprises, Inc. from 2000 through November 2023, Convergys Corporation from 2001 through 2008, and The Andersons, Inc. from 1997 through 2008. Dr. Ribeau holds a Bachelor of Arts from Wayne State University and a Master and Doctorate from the University of Illinois. Dr. Ribeau brings extensive experience in managing the issues that face large institutions. His background as the leader of a billion-dollar institution and as an educator and administrator enables him to provide insight relative to management, educational, financial, human resources and public policy matters and make him well qualified to serve on the Board.

Class I Directors Whose Terms Continue Until the 2027 Annual Meeting of Shareholders

Geoffrey G. Gilmore	Age 54	Director since December 2023

Mr. Gilmore is our President and CEO and is a member of the Executive Committee. Previously, Mr. Gilmore served as Executive Vice President and Chief Operating Officer of Worthington Enterprises, Inc. from August 2018 to November 2024. Prior to that, Mr. Gilmore served as President of Worthington Cylinder Corporation from June 2016 to August 2018, and as President of The Worthington Steel Company from August 2012 through May 2016. From July 2011 to July 2012, Mr. Gilmore served as Vice President-Purchasing for Worthington Enterprises, Inc. From April 2010 to July 2011, Mr. Gilmore served as General Manager of The Worthington Steel Company’s Delta, Ohio facility, and from June 2006 to February 2010, he served as Director of Automotive Sales for The Worthington Steel Company. Mr. Gilmore also served in various other positions with The Worthington Steel Company from 1998 to June 2006. This experience, along with his business acumen, leadership style and abilities, make him well qualified to serve on the Board.

Mark C. Davis	Age 66	Director since June 2025

Mr. Davis is a member of the Audit Committee. Mr. Davis is a private investor and the co-chair of Lank Acquisition Corp., which invests in minority and majority positions in public and private companies. Prior to forming Lank Acquisition Corp. in 2007, Mr. Davis spent 20 years in a variety of senior investment banking positions. From 1996 to 2003, Mr. Davis was a senior executive at JPMorgan Chase where he began as Head of the Merger and Acquisition Group. He became Head of General Industry Investment Banking in 2000 and was also Co-Head of Investment Banking Coverage which comprised all of JPMorgan Chase’s corporate clients, and was named Vice Chairman of Investment Banking in 2002. He has served as a director of Worthington Enterprises, Inc. since March 2011. Mr. Davis holds a Master of Business Administration from the Tuck School of Business and a Bachelor of Arts from Dartmouth College. Mr. Davis’ financial knowledge and depth of experience in equity investing, strategic matters, acquisitions, financial analysis and investment banking make him well qualified to continue to serve on the Board, and qualify him as an “audit committee financial expert”, as defined by SEC Rules.

Scott J. Kelly	Age 61	Director since December 2024

Mr. Kelly is a member of the Nominating and Governance Committee and the Audit Committee. He previously served as senior vice president of operations for NPL Construction Company, a subsidiary of Centuri Group, Inc., a strategic infrastructure services company. From 2020 to 2024, Mr. Kelly was Senior Vice President Strategic Alliances and Planning for Centuri Group. From 2015 to 2020, Mr. Kelly served as numerous roles at NiSource, a natural gas and electricity utility provider, including Vice President, SMS Central Operations. From 2011 to 2012, Mr. Kelly served as Sr. Vice President Shared Services and Sr. Vice President, Merger Transition at AES Ohio, an electric utility. In 2010, Mr. Kelly served as President of DPL Energy Resources, a regional energy provider, and from 2007 to 2010, Mr. Kelly served as Sr. Vice President, Transmission and Distribution for AES Ohio. From 1994 to 2007, Mr. Kelly served in various roles at Dayton Power and Light, a regional energy provider, where from 2001 to 2007 he served as Director, Engineering and Business Development. Mr. Kelly holds a bachelor’s degree from Carnegie Mellon University and a Master of Business Administration from Xavier University. Mr. Kelly’s decades of experience in operations and strategy, as well as his leadership style, make him well qualified to serve on our Board.

29 Worthington Steel | 2026 Proxy Statement • Proposal 1: Election of Directors

George P. Stoe	Age 80	Director since December 2023

Mr. Stoe is our Lead Independent Director and a member of the Compensation Committee. Previously, Mr. Stoe was President and Chief Operating Officer of Worthington Enterprises, Inc., from 2008 to 2012. Prior to that, Mr. Stoe served as Executive Vice President and Chief Operating Officer of Worthington Enterprises, Inc. from 2005 to 2008, and President of Worthington Cylinder Corporation from 2003 to 2005. He started his career in the aluminum industry and served in a variety of sales, manufacturing and executive roles with Howmet Aluminum, Alumax, Inc., Wise Alloys, and Zinc Corporation. Mr. Stoe’s experience in managing and operating businesses, particularly in the manufacturing and metals industries, make him well qualified to serve on the Board.

Class II Directors Whose Terms Continue Until the 2028 Annual Meeting of Shareholders

Jon J. Bowsher	Age 59	Director since December 2023

Mr. Bowsher is a member of the Compensation Committee and the Nominating and Governance Committee. He is the former CEO of the North American division of Ortal Fireplaces, a premier manufacturer of direct vent gas fireplaces, a role that he held from 2021 to 2024. Previously he served as President of TIBA Parking Systems, a leading manufacturer of parking access and revenue control systems, from 2016 to 2021, and Owner/President of Signature Control Systems, also a provider of advanced parking access and revenue control systems, from 2010 to 2016. Prior to that, he served in various roles with Worthington Enterprises, Inc.’s steel processing business from 1992 to 2010, with the most recent being general manager of its steel processing facility in Monroe, Ohio. Mr. Bowsher’s extensive experience in managing and operating businesses, as well as his familiarity with our operations and the steel processing industry, make him well qualified to serve on the Board.

Charles M. Chiappone	Age 63	Director since December 2023

Mr. Chiappone is the chair of the Compensation Committee. He previously served as Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc., a designer and manufacturer of ceiling and wall system solutions, a position he held from 2018 to 2022. Prior to that Mr. Chiappone served as Armstrong’s Senior Vice President, Ceiling Solutions from 2016 to 2018, and as Chief Executive Officer of the Worthington Armstrong Venture (WAVE), Armstrong’s ceiling suspension systems joint venture with Worthington Enterprises, Inc., from 2012 to 2016. Prior to that, he served as President and Chief Executive Officer of Alloy Polymers, Inc., a global plastics manufacturer, from 2008 to 2012. He also previously held several senior management positions in marketing, research and development, operations and general management with SPX Cooling Technologies, a division of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, and cooling technologies and services. He began his career at General Electric where he worked in a variety of commercial positions, after serving four years in the United States Marine Corps. He has served as a director of Worthington Enterprises, Inc. since December 2025. This experience, along with his business acumen, leadership style, operating expertise and track record of implementing strategic growth and continuous improvement initiatives, make him well qualified to serve on the Board.

Mary Schiavo	Age 70	Director since December 2023

Ms. Schiavo is the chair of the Nominating and Governance Committee and is a member of the Audit Committee and the Executive Committee. Ms. Schiavo has been an attorney with the law firm of Motley Rice LLC, since October 2003. Ms. Schiavo has been employed by CNN as an analyst and on-air commentator since calendar year 2014. Ms. Schiavo was an attorney with a law firm in Los Angeles, California, from 2001 to October 2003. Ms. Schiavo served as a professor at The Ohio State University, College of Engineering, Department of Aerospace Engineering and Aviation and School of Public Policy and Management and also as a Consultant for NBC News from 1997 to 2002. Ms. Schiavo served as Inspector General for the U.S. Department of Transportation for six years, where she had auditing and oversight responsibility over a multi-billion dollar government agency; Assistant Secretary of Labor of the U.S. for one year; a White House Fellow for one year; and was an attorney with the U.S. Department of Justice for seven years. Ms. Schiavo has gained in-depth knowledge of the Company’s business and structure from her service as a director of Worthington Enterprises, Inc. from 1998 to November 2023, where she was a member of the Audit Committee and the Nominating and Governance Committee. Ms. Schiavo received a Bachelor of Arts from Harvard University, a Master of Arts degree from The Ohio State University, and a Juris Doctorate degree from New York University. She was previously an elected director of the Harvard University Alumni Association, a director of the American Red Cross for Southeastern South Carolina and a member of the President’s Council on Integrity and Efficiency in Government and the President’s Commission on White House Fellowships. Ms. Schiavo’s legal and governmental experience, as well as her prior experience on the Worthington Enterprises, Inc. board of directors, enable her to bring a unique and valuable perspective to the Board and make her well qualified to serve on the Board.

30 Worthington Steel | 2026 Proxy Statement • Proposal 1: Election of Directors

Required Vote and Board’s Recommendation

Under Ohio law and our Amended Regulations, the four Class III director nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, abstentions and votes “against” the election of one or more of the Board’s nominees, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees. Abstentions will not be counted toward the election of directors or the election of the individual nominees specified on the form of proxy. Proxies may not vote for more than four nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

OUR SHAREHOLDERS VOTE “FOR” THE

ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES NAMED ABOVE.

31 Worthington Steel | 2026 Proxy Statement • Proposal 1: Election of Directors

Executive Compensation

Compensation Discussion and Analysis

Named Executive Officers

This section discusses the principles underlying our policies and decisions with respect to the compensation of our NEOs who are named in the Fiscal 2026 Summary Compensation Table included in this Proxy Statement (the “SCT”) and the principal factors relevant to an analysis of these policies and decisions. As discussed throughout this Proxy Statement, the NEOs for fiscal 2026 are:

Name	Title

Geoffrey G. Gilmore	President and CEO

Timothy A. Adams	Vice President and Chief Financial Officer (“CFO”)

John B. Blystone	Executive Chairman

Jeffrey R. Klingler	Executive Vice President and Chief Operating Officer

Clifford J. Larivey	President, Flat-Roll Steel Processing

Prior to the Separation we were a wholly owned subsidiary of WOR. As such, all compensation programs in effect in fiscal 2024 prior to the Separation were implemented by WOR. Since the Separation, the Compensation Committee has directed our executive compensation program. Our executive compensation program is designed to pay for performance and to align management’s interests with the interests of our shareholders while attracting, motivating and retaining superior talent to lead our business. Our goal is to provide a total compensation package that is competitive with prevailing practices and allows for increased compensation when superior financial performance is achieved, while not encouraging unnecessary or excessive risk-taking that could adversely affect our business or shareholders.

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation for the CEO and our other executive officers, including the NEOs. The Compensation Committee also oversees our annual incentive plan for executives, long-term incentive program, equity compensation plans, and non-qualified deferred compensation plans. A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “Corporate Governance — Committees of the Board — Compensation Committee” in this Proxy Statement.

The Compensation Committee is comprised of four directors, each of whom qualifies as an independent director under the Corporate Governance Guidelines, SEC Rules and NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from our management in connection with the duties of a member of the Compensation Committee or to make independent judgments about our executive compensation. Each member also qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention. The Compensation Committee has retained an independent compensation consultant, Willis Towers Watson (“WTW”), for the purpose of assisting the Compensation Committee in fulfilling its responsibilities, including providing advice on the amount and form of executive and director compensation. Fees paid related to executive and director compensation matters were $57,610 in fiscal 2026. The Compensation Committee has conducted an assessment, which included the consideration of the six factors specified in the NYSE Rule 303A.05(c)(iv) and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by WTW, as well as the international due diligence services performed by an affiliate of WTW in connection with our acquisition of Kloeckner, raise a conflict of interest or compromise the independence of WTW. We paid the affiliate $17,144 for the due diligence services. Based upon this assessment, the Compensation Committee determined that WTW qualifies as an independent compensation consultant and the work of WTW and its affiliates does not raise any conflict of interest.

32 Worthington Steel | 2026 Proxy Statement • Executive Compensation

While the Compensation Committee retains WTW, in carrying out assignments for the Compensation Committee, WTW may interact with our management, including the heads of our human resources, legal and finance departments and their respective staffs in order to obtain information. In addition, WTW may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO, the Vice President of Human Resources and the Vice President, General Counsel and Secretary. These individuals, with input from WTW, make compensation recommendations for the NEOs and other executive officers. However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

After each regularly scheduled meeting, the Compensation Committee may meet in executive session. When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only. The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

In January 2026, the Compensation Committee appointed Pay Governance LLC, an independent executive compensation advisory firm, to advise the Compensation Committee going forward into fiscal 2027.

Stock Ownership and Retention Guidelines

In order to further emphasize the stake that our directors and senior executives have in fulfilling the goal of building and increasing shareholder value, and to deepen the resolve of executive leadership to fulfill that goal, we have established stock ownership and retention guidelines for directors and senior executives.

Covered Persons	Multiple of Salary or Annual Cash Retainer, as Applicable

CEO	5 times

Executive Chairman	5 times

Directors	5 times

CFO	3.5 times

Chief Operating Officer	3.5 times

Senior Vice Presidents	2.5 times

Other Senior Executives	1.25 times

For purposes of these guidelines, stock ownership includes common shares held directly or indirectly, common shares held in an executive’s 401(k) Plan account(s), unvested restricted stock awards and theoretical common shares credited to the bookkeeping account of an executive or a director in one of our non-qualified deferred compensation plans.

Under the stock ownership guidelines, once an executive or a director reaches the target ownership level, and so long as those common shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional common shares as a result of fluctuations in the price of the common shares.

Each covered executive or director is expected to attain the target level of stock ownership within five years from the date he or she is appointed or elected to the position. All directors and NEOs who have passed the five-year threshold have met their respective target ownership levels.

Anti-Hedging Policy

We prohibit our directors, officers (including the NEOs) and other key employees from engaging in hedging transactions with respect to the common shares. Prohibited hedging transactions include short sales, transactions in publicly-traded options such as puts, calls or similar derivative securities, or financial instruments such as zero cost collars, prepaid variable forward contracts, equity swaps and exchange funds designed to or which have the effect of offsetting a decrease in the value of the common shares. We have not made this anti-hedging policy applicable to our employees in general.

33 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Stock Option Grant Timing Policy
We did not grant stock options or stock appreciation rights in fiscal 2026, as the Compensation Committee determined that the cost of stock options to us is too high for what would represent a relatively small share of the recipients’ total compensation. As a result, we did not maintain policies or practices regarding the timing of grants of such awards in relation to the disclosure of material nonpublic information during fiscal 2026. Accordingly, no disclosure is required under Item 402(x)(2) of Regulation
S-K.
Compensation Philosophy
Our compensation philosophy has long been that employees should have a meaningful portion of their total compensation tied to performance and that we should use incentives which are intended to drive and reward performance. In furtherance of this philosophy, there is broad-based participation among our full-time, non-union
employees in some form of incentive compensation program. These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual incentive bonus programs that primarily tie bonuses to operating results. We have also made broad-based grants of equity awards periodically to a number of salaried employees at and below the executive level.
Executive Compensation Philosophy and Objectives
Our objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. To achieve these goals and objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•	It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;

•	It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to our performance;

•	It will align the interests of management and the interests of our shareholders through use of equity; and

•	It will promote long-term careers with us.
Our practice has long been that executive compensation be highly leveraged. Our compensation program emphasizes performance-based compensation
(pay-at-risk)
that promotes the achievement of our short-term and long-term objectives. We believe it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability. Our executive compensation program, therefore, includes both an annual bonus program and a long-term incentive compensation program. We also believe it is appropriate for long-term incentives to have a cash compensation component and an equity-based compensation component, which incentivize executives to drive our performance and align their interests with those of our shareholders. The individual components of executive compensation are discussed below.
In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, WTW, who is directly engaged by the Compensation Committee to prepare the information. This includes information regarding compensation paid to executives with similar responsibilities from a broad-based group of 893 companies (the “comparator group”).
The comparator group is consists of a significant number of manufacturing companies, maintained in the executive compensation database of WTW at the time the study is conducted, with median revenues of $5.0 billion. Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons. The Compensation Committee neither selects nor specifically considers the individual companies in the comparator group. For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data to better align with our revenue size, which the Compensation Committee set at $3.4 billion for purposes of its analysis. The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in database participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which we compete for executive talent.
During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to salaries, bonuses and long-term incentive compensation programs. The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

The salaries of the NEOs generally fall below market median comparables developed from the comparator group, although the actual salaries of the NEOs vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate. Bonus opportunities to be paid to the NEOs for achieving targeted levels of performance are generally above what the compensation consultant considers market median for annual bonuses because salaries are intentionally set below market median comparables. In setting normal long-term incentive compensation opportunities of the NEOs, the Compensation Committee generally starts with the market median developed by the compensation consultant and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s bonus opportunity and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph. Bonuses and long-term incentive compensation actually paid may vary significantly depending on our performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation providing a holistic view of an executive’s total compensation and the obligations of the Company in the event of different termination scenarios. The tally sheets contain the components of the NEOs’ current and historical compensation, including salary, bonus and long-term incentive compensation. The tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the NEOs under certain scenarios, including in connection with a change in control of the Company and the termination of the NEOs’ employment.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company and the individual executive should be the most significant factors in setting the compensation for the NEOs.

The CEO’s performance is annually evaluated by the Compensation Committee and the full Board. The criteria considered include: our overall performance; overall leadership by the CEO; the CEO’s performance in light of, and his development and stewardship of, our philosophy and our current and long-term strategic plans, goals and objectives; development of an effective senior management team; positioning us for future success; and effective communications with the Board and stakeholders. The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation. The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position and responsibilities.

Compensation Risk Analysis

Our executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term. The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time. This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

We believe that compensation incentives, based primarily upon our earnings or similar performance measures, have played a vital role in our success. Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance. Our culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•	Salaries provide meaningful base levels of compensation, minimizing the need for excessive risk-taking.

•	Incentive payouts are capped mitigating the risks associated with attempts to further maximize payouts.

•

The performance goals established for the bonus program are based upon realistic levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.

35 Worthington Steel | 2026 Proxy Statement • Executive Compensation

•

The performance goals for the performance awards and performance shares are based upon results over three-fiscal-year periods which mitigates the risk that executives would take actions designed to benefit only the short-term and jeopardizing longer-term performance.

•

In setting targets for bonuses and long-term incentive compensation, restructuring charges and other selected items are eliminated and results are adjusted to eliminate inventory holding gains or losses, which limit rewards for risky behavior outside the ordinary course of business.

•	Restricted stock has a time-vesting requirement, generally cliff vests after three years, and further links executive compensation to the long-term value of the common shares.

•

Our stock ownership guidelines and anti-hedging policy also drive stock ownership among executives, again aligning their interests with the interests of our shareholders and the long-term growth in the value of the common shares.

Say-on-Pay Consideration

At the 2025 annual meeting, our shareholders approved the executive compensation as disclosed in the proxy statement for that annual meeting, with more than 96% of the votes cast in favor of our say-on-pay resolution. The Compensation Committee evaluated the results of this strongly supportive advisory vote, together with the other factors and data discussed in this CD&A, in determining executive compensation policies and making executive compensation decisions.

Compensation Components

Salary

Salaries for the NEOs are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal pay equity, and the Compensation Committee’s judgment. The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executives with similar responsibilities. It is the Compensation Committee’s intent, in general, to set salaries below market median levels, with consideration given to the factors previously described, and have total annual cash compensation vary based on the level at which bonuses are earned.

The Compensation Committee approved the following salaries for the NEOs, effective September 5, 2025.

NEO	Fiscal 2026 Salary
Mr. Gilmore	$1,080,000
Mr. Adams	$541,000
Mr. Blystone	$800,000
Mr. Klingler	$551,000
Mr. Larivey	$425,000

Bonus

The NEOs participate in our Annual Incentive Plan for Executives, under which opportunities to earn cash bonuses are tied to the attainment of target results. Due to increased uncertainty in the Company’s operating environment, including challenging market conditions and macroeconomic factors such as interest rates, the Compensation Committee modified the design of the Annual Incentive Plan for Executives for fiscal 2026. Instead of establishing annual performance goals at the beginning of the fiscal year, the Compensation Committee established separate performance goals for each of two-six month performance periods (i.e., June 2025 through November 2025 and December 2025 through May 2026), with one set of corporate performance goals established in August 2025 and the second set of corporate performance goals established in December 2025. This approach provided the Compensation Committee with the ability to establish meaningful and appropriately challenging performance objectives as market conditions evolved. The overall bonus award was calculated by averaging the results for the two performance periods. No payout was made at the end of the first six-month period.

Bonuses are generally tied to achieving specified levels (threshold, target and maximum) of corporate performance for the applicable performance period. For both halves of fiscal 2026, the payouts were tied to achieving specified levels (threshold, target and maximum) of EVA (25% weighting) and Adjusted EPS (75% weighting). Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses is factored out in calculating Adjusted EPS.

36 Worthington Steel | 2026 Proxy Statement • Executive Compensation

For performance falling between threshold and target or between target and maximum, the award is linearly pro-rated. If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric. Bonuses are paid in cash within a reasonable time following the end of the performance period, unless the Board specifically provides for a different form of payment.

Termination of employment before the end of the applicable annual performance period results in forfeiture of the bonus, except that if the NEO dies, becomes disabled or retires, a pro rata portion of any otherwise earned bonus will be payable upon termination of employment. In the event of a change in control of the Company, followed by the termination of an NEO’s employment during the relevant performance period, the bonus will be payable at the greater of performance as of the change in control or the target level upon termination of employment.

The Compensation Committee approved the following target bonuses, expressed as a percentage of salary, of the NEOs for fiscal 2026:

NEO	Fiscal 2026 Target Bonus Opportunity
Mr. Gilmore	140%
Mr. Adams	125%
Mr. Blystone	125%
Mr. Klingler	125%
Mr. Larivey	100%

For fiscal 2026, the performance level achieved was 119.4% of the target bonus opportunities listed above. Accordingly, the NEOs received the following bonuses for fiscal 2026: Mr. Gilmore: $1,805,347; Mr. Adams: $807,451; Mr. Blystone: $1,194,013; Mr. Klingler: $822,376; and Mr. Larivey: $507,455.

Long-Term Incentive Compensation

The Compensation Committee has implemented a long-term incentive compensation program for the NEOs which consists of:

•	Performance awards typically paid in cash are based on achieving measurable financial results over a three-fiscal-year period;

•	Performance shares based on achieving measurable financial results over a three-fiscal-year period; and

•	Restricted stock that vests based on the passage of time.

The Compensation Committee may also make special awards (e.g., special performance share awards (“PSAs”)) to selected NEOs and other executives in recognition of the executives’ exceptional performance, promotion or increased responsibility, or important role in meaningful initiatives or transactions.

Awards of performance awards, performance shares, restricted stock and special PSAs are made under the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (the “2023 LTIP”).

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then makes adjustments for each executive for items such as the executive’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate. The percentage of the long-term incentive compensation provided by each type of award is determined by the Compensation Committee without any particular formula. The value of the performance shares is generally based on the number of common shares that can be earned at target, multiplied by a recent common share price. The value used for performance awards is generally the amount that can be earned at target. For restricted stock, the value granted is generally based on a recent market price of the common shares. The amount of each type of award granted to an executive officer is determined in a manner consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

The Compensation Committee believes that using a blend of these award types represents a particularly appropriate and balanced method of motivating and rewarding executives. Restricted stock aligns the interests of our executives with those

37 Worthington Steel | 2026 Proxy Statement • Executive Compensation

of our shareholders by providing value tied to appreciation in the common share price. Performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period. Performance shares blend both of these features because the number of performance shares received is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of the common shares. The Compensation Committee believes the combination of these forms of incentive compensation is superior to reliance upon only one form and is consistent with our compensation philosophy and objectives.

The Compensation Committee generally awards long-term incentive compensation at its June meeting each year. The restricted stock is generally made effective following the meeting and after we report earnings for the just-completed fiscal year. Performance awards and performance shares are generally based on performance over a three-fiscal-year period beginning with the first day of the fiscal year in which the awards are made. An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section of this CD&A captioned “Long-Term Incentive Compensation Accounting”.

Performance Awards and Performance Shares – In General

The Compensation Committee awards a select group of key executives, including the NEOs, long-term performance awards and performance shares which are earned based upon the achievement of pre-established financial measures and goals (threshold, target and maximum) over a prospective three-fiscal-year performance period. The Compensation Committee may periodically consider whether to change the financial measures used and review the types of measures used by other companies and other relevant information provided by its compensation consultant.

Performance awards are intended to reward executives for achieving the goals, while performance shares are intended to reward executives for both achieving the goals and increasing the common share price. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. If the performance level falls between threshold and target or between target and maximum, the award is linearly pro-rated. Nothing is paid or delivered under the performance awards or the performance shares if none of the three-fiscal-year financial thresholds are met.

Performance awards may be paid in cash, common shares or any combination thereof, as determined by the Compensation Committee at the time of payment. Earned performance awards have historically been paid in cash and the Compensation Committee currently intends to continue that practice. Performance shares are generally settled in common shares and the value is determined not only by the number of common shares earned, but also by the price of the common shares at the time the common shares are delivered.

The calculation of our results and the level of attainment of performance criteria are made solely by the Compensation Committee based upon our consolidated financial statements. The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for unusual events or other items deemed to not be indicative of our core operating results, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets. Restructuring charges and other selected items are generally excluded from the calculation of all financial measures, and the impact of inventory holding gains or losses are generally factored out in calculating Adjusted EPS.

Performance Awards and Performance Shares – Granted in Fiscal 2026

For fiscal 2026, the Compensation Committee selected Adjusted EPS and cumulative EVA as the performance measures for the performance awards and performance shares. The Compensation Committee believes that both performance measures granted are appropriate because:

•	The Adjusted EPS growth metric strongly correlates with growth in equity value; and

•

The cumulative EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

In fiscal 2026, the Compensation Committee made the following grants of performance shares to our NEOs (at the target level): Mr. Gilmore (46,465 common shares); Mr. Adams (9,485 common shares); Mr. Blystone (14,225 common shares); Mr. Klingler (12,330 common shares); and Mr. Larivey (6,165 common shares). The Compensation Committee also made

38 Worthington Steel | 2026 Proxy Statement • Executive Compensation

the following amounts of performance awards (at the target level): Mr. Gilmore ($1,960,000); Mr. Adams ($400,000); Mr. Blystone ($810,000); Mr. Klingler ($520,000); and Mr. Larivey ($260,000).Achievement of the threshold performance level would result in the NEO earning 50% of the targeted performance shares and performance awards, and performance at the maximum level would result in the NEO earning 200% of the targeted performance shares and performance awards.

Performance shares granted in fiscal 2026 for the performance period ending with fiscal 2028 are reported in the “Stock Awards” column of the SCT.Performance awards and performance shares granted in fiscal 2026 for the performance period ending with fiscal 2028 are reported in the “Grants of Plan-Based Awards for Fiscal 2026” in this Proxy Statement. An explanation of the calculation of the compensation expense relative to those awards is set forth in the “Long-Term Incentive Compensation Accounting” section in this CD&A.

Performance Awards and Performance Shares – Vested in Fiscal 2026

The percentage of target levels achieved for the performance shares and performance awards that were granted in fiscal 2024 and vested at the end of fiscal 2026 were 100% for all of our NEOs. As a result, the NEOs earned the following performance shares and performance awards following the completion of the three-year performance period ended May 31, 2026:

Named Executive Officer	Scheduled to Vest at the End of Fiscal 2026
	Performance Awards ($)	Performance Shares (#)

Mr. Gilmore	1,200,000	23,664

Mr. Adams	140,000	2,837

Mr. Blystone	810,000	14,750

Mr. Klingler	400,000	8,655

Mr. Larivey	120,000	2,906

Performance awards earned for the performance period ended with fiscal 2026 are reported in the “Non-Equity Incentive Plan Compensation – Performance Award” column of the SCT.

Performance Awards and Performance Shares – Impact of Termination/Change in Control

Termination of employment results in forfeiture of performance awards and performance shares, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment. Unless the Compensation Committee specifically provides otherwise at the time of grant, if a change in control occurs, all performance awards and performance shares would be payable in full at the greater of (1) actual performance during the performance period through the date of the change in control or (2) target performance, and immediately settled or distributed.

Restricted Stock

Restricted stock is intended to reward and incentivize executives by directly aligning their interests with the interests of shareholders. Restricted stock generally vests in full (i.e., cliff vests) if the executive remains continuously employed by us generally for a three-year period. The Compensation Committee has granted, and may again grant, restricted stock with different vesting terms. The time-based vesting condition of restricted stock also serves as a management retention tool.

Termination of employment before the end of the vesting period results in the forfeiture of restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) if the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award. Effective June 27, 2025, the Compensation Committee granted each NEO a restricted stock award scheduled to cliff vest three years after the grant date (except for Mr. Blystone’s restricted stock award, which vested one year from the grant date.) for the following number of restricted common shares: 46,465 for Mr. Gilmore; 9,485 for Mr. Adams; 17,065 for Mr. Blystone, 12,330 for Mr. Klingler; and 6,165 for Mr. Larivey.

39 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Restricted stock granted to the NEOs in fiscal 2026 is reported in the “Stock Awards” column of the SCT and the “Grants of Plan-Based Awards for Fiscal 2026” table of this Proxy Statement. Restricted stock is valued based on grant date fair value and calculated in accordance with ASC 718.

Clawback Policy

In accordance with SEC Rules relating to incentive-based compensation recovery (“clawback”) policies and NYSE Rules, we maintain a clawback policy. The clawback policy requires us to seek recovery of erroneously awarded incentive-based compensation received by our executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

In addition, if we are required to restate our earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX”), the CEO and our CFO would be required to reimburse us for any bonus or other incentive-based or equity-based compensation received by them from us during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement required to be restated, and any profits realized from the sale of the common shares during that 12-month period, to the extent required by SOX.

Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718. Performance shares payable in common shares are initially valued using the price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based upon an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted stock is valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over their respective vesting periods. For restricted stock with only time-based vesting, fair value is generally equal to the closing price of the common shares at the respective grant date. If the vesting is subject to other conditions, such as the special PSAs, the value is generally calculated under a Monte Carlo simulation model. Further information concerning the valuation of restricted stock and the assumptions used in that valuation is contained in “Note 1 – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note 12 – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K.

401(k) Plan

Most of our full-time, non-union employees, including the NEOs, participate in our 401(k) plan, the Worthington Steel, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”). Contributions made by us to participants’ accounts under the 401(k) Plan are generally up to 3% of eligible compensation which includes salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the Internal Revenue Service (“IRS”) from year to year $360,000 for calendar 2026. In addition, the NEOs and other participants in the 401(k) Plan may elect to make voluntary contributions up to prescribed IRS limits. We generally match 50% of the first 4% of eligible compensation voluntarily contributed by the participant. Distributions under the 401(k) Plan are generally deferred until retirement, death or total and permanent disability.

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the Worthington Steel, Inc. Non-Qualified Deferred Compensation Plan (the “NQDC Plan”). The NQDC Plan is a voluntary, non-tax-qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

40 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Under the NQDC Plan, our executive officers may defer the payment of up to 50% of their salary and up to 100% of their bonus. Amounts deferred are credited to the participants’ bookkeeping accounts under the NQDC Plan at the time the salary and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to the participants’ bookkeeping accounts in the NQDC Plan. In recent years, we have made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the 401(k) Plan. For 2026, we made contributions to the NQDC Plan for participants equal to (a) 3% of an executive’s annual compensation (salary plus bonus) in excess of the IRS maximum and (b) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the 401(k) Plan to the extent not matched by us under the 401(k) Plan. Participants in the NQDC Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) the returns on those investment options available under the 401(k) Plan or (ii) a fixed interest rate set annually by the Compensation Committee 3.81% for fiscal 2026), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the NQDC Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

Employees’ bookkeeping accounts in the NQDC Plan are fully vested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, following a separation from service. Payments are made either in a lump sum or in installments, all as chosen by the participant at the time the deferral is elected. The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Perquisites

We make a Club membership available to certain NEOs because we believe that such memberships can be useful for business entertainment purposes. Certain NEOs occasionally use our airplanes for personal travel. In such cases, the NEOs who use our airplanes for personal travel are charged an amount equal to the standard industry fare level, or SIFL rate, set forth in the regulations promulgated by the United States Department of the Treasury (“Treasury Regulations”), which is generally less than our incremental costs.

Other Company Benefits

We provide employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to all full-time, non-union employees. We also provide the NEOs and other executives with disability insurance benefits which are generally not provided to other employees, and for which we pay the full amount of the applicable premiums.

Termination and Change in Control Arrangements

We are not a party to any employment agreement or severance agreement with our NEOs. An NEO whose employment with us terminates in certain circumstances is entitled to compensation that the Compensation Committee believes is appropriate, taking into account the time expected for a terminated NEO to find another job, and is intended to ease the consequences to an NEO of a termination of employment.

The Compensation Committee recognizes the importance to us and our shareholders of avoiding the distraction and loss of key executives that may occur in connection with any rumored, threatened or actual change in control. To that end, the Compensation Committee believes that providing reasonable change in control benefits to the NEOs protects shareholder interests by enhancing executive focus during rumored, threatened or actual change in control activity through incentives to remain with us despite uncertainties while a transaction is under consideration or pending and assurance of benefits in the event of termination of employment in connection with a change in control. To reduce the potential distraction due to personal uncertainties and risks that inevitably arise when a change in control is rumored, threatened or pending, the NEOs are entitled to change in control benefits in connection with incentive compensation awards. The benefits under the incentive compensation awards for restricted stock are subject to a “double trigger” that provides for accelerated vesting of incentive compensation awards in connection with a change in control only if the employment of the NEO is terminated in connection with the change in control.

41 Worthington Steel | 2026 Proxy Statement • Executive Compensation

The Compensation Committee believes that these change in control provisions are appropriate, particularly because we have no employment agreements or other stand-alone change in control agreements relative to the NEOs or other executives. The payments that an NEO would be entitled to receive upon termination or a change in control are not considered by the Compensation Committee when making annual compensation decisions for the NEOs and do not factor into decisions made by the Compensation Committee regarding other compensation elements.

For additional information regarding the termination and change in control arrangements with the NEOs, see the section of this Proxy Statement captioned “Executive Compensation – Potential Payments Upon Termination or Change in Control”.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” in any one taxable year. Section 162(m) of the Internal Revenue Code applies to the CEO, the CFO and each of our three most highly compensated officers (not including the CEO and the CFO) and any person who has been the CEO, the CFO, or one of the other three most highly compensated officers in any year beginning after December 31, 2016.

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of any changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value of our compensation policies to us.

Compensation Committee Report

The Compensation Committee has reviewed the CD&A contained in this Proxy Statement and discussed the CD&A with management. Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the 2026 Form 10-K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

Charles M. Chiappone, Chair

George P. Stoe

Jon J. Bowsher

Mark C. Davis

42 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Fiscal 2026 Summary Compensation Table

The following table lists, for each of fiscal 2026, fiscal 2025 and fiscal 2024 (including the periods prior to the Separation from WOR on December 1, 2023), the compensation of the NEOs (i.e., our CEO, CFO and the three other most highly compensated executive officers at the end of fiscal 2026).

Name and Principal Position	Fiscal Year	Salary ($) (1)	Discretionary Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation		All Other Compensation ($) (6)	Total ($)
						Annual Incentive Bonus ($) (1)	Performance Award ($) (5)

Geoffrey G. Gilmore President and Chief Executive Officer	2026	1,082,077	-	2,976,548	-	1,805,347	1,200,000	131,024	7,194,997
	2025	1,025,000	-	2,041,632	409,656	1,173,312	560,000	120,328	5,329,928
	2024	753,485	-	4,794,452	308,497	1,571,946	1,073,332	91,104	8,592,816

Timothy A. Adams Vice President and Chief Financial Officer	2026	538,656	-	607,609	-	807,451	140,000	63,242	2,156,958
	2025	479,519	-	433,680	87,880	509,250	37,500	50,877	1,598,706
	2024	289,096	50,000	1,243,150	36,325	343,274	143,850	32,351	2,138,046

John B. Blystone Executive Chairman	2026	801,538	-	1,002,219	-	1,194,013	810,000	80,333	3,888,103
	2025	800,000	-	1,010,808	-	776,000	-	97,307	2,684,115
	2024	403,777	-	2,970,664	-	792,250	-	8,301	4,174,292

Jeffrey R. Klingler Executive Vice President and Chief Operating Officer	2026	548,675	-	789,860	-	822,376	400,000	93,854	2,654,765
	2025	521,250	-	663,864	133,172	518,950	150,000	91,672	2,078,908
	2024	452,585	-	1,355,055	101,064	850,144	537,040	62,210	3,358,098

Clifford Larivey (7) President, Flat-Roll Steel Processing	2026	422,644	-	394,930	-	507,455	120,000	58,106	1,503,135
	2025	388,864	-	309,761	61,654	252,789	120,000	125,354	1,258,421

(1)

The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual incentive bonus awards the NEOs elected to defer pursuant to the 401(k) Plan or the NQDC Plan. Amounts deferred pursuant to the NQDC Plan in fiscal 2026 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement.

(2)	The amounts listed in this column for Mr. Adams represent a cash bonus paid to Mr. Adams in connection with his efforts during the Separation.
(3)

The amounts shown in this column for fiscal 2026 reflect the sum of the annual aggregate grant date fair values of the performance shares, the restricted stock granted to the NEOs and the special PSA granted to the NEOs in fiscal 2024. See “Note 1 – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note 12 – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for the assumptions used and additional information regarding the performance shares and restricted stock. The value of the performance shares, restricted stock and special PSAs are computed in accordance with ASC 718 as of the grant date. The grant date fair value of the performance shares and special PSAs assumes achievement of the target level. The grant date fair value of the performance shares granted to the NEOs in fiscal 2026 assuming the maximum level of performance will be achieved is $2,976,548 for Mr. Gilmore, $607,609 for Mr. Adams, $911,254 for Mr. Blystone, $789,860 for Mr. Klingler and $394,930 for Mr. Larivey.

(4)

The amounts shown in this column represent the aggregate grant date fair values of the stock options granted to the NEOs for the fiscal years shown in accordance with ASC 718. The amounts shown in this column exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note 1 – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note 12 – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for additional information regarding the stock options. We did not grant stock options in fiscal 2026, as the Compensation Committee determined that the cost of stock options to us is too high for what would represent a relatively small share of the recipients’ total compensation.

(5)

The amounts shown in this column reflect the performance awards earned by the NEOs for the three-fiscal-year performance periods ended with fiscal 2026, fiscal 2025 and fiscal 2024, as applicable. For additional detail, see the “Compensation Components - Performance Awards and Performance Shares – In General” section of the CD&A.

43 Worthington Steel | 2026 Proxy Statement • Executive Compensation

(6)	The following table describes each component of the “All Other Compensation” column for fiscal 2026:

Name	Company Contributions under 401(k) Plan ($) (a)	Company Contributions under NQDC Plan ($) (b)	Group Term Life and Disability Insurance Premiums Paid ($) (c)	Perquisites ($) (d) (e)

Mr. Gilmore	18,000	65,599	9,053	38,372

Mr. Adams	17,838	34,490	10,914	-

Mr. Blystone	17,500	45,280	9,528	-

Mr. Klingler	17,188	35,475	9,053	32,138

Mr. Larivey	17,288	15,899	8,868	16,050

(a)	The amounts in this column represent our contributions and our matching contributions made under the 401(k) Plan which are described in the “Compensation Components — 401(k) Plan” section of the CD&A.
(b)

The amounts in this column represent our contributions and our matching contributions made under the NQDC Plan to the bookkeeping accounts of the NEOs. See the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement for more information concerning the contributions made by us under the NQDC Plan for fiscal 2026.

(c)	The amounts in this column represent the dollar value of the group term life insurance and disability insurance premiums paid by us on behalf of the NEOs.
(d)

Perquisites generally include dues and similar fees paid by us for Club memberships used by the NEOs for both business and personal use. Such membership dues and similar fees amounted to $16,050 for each of Messrs. Gilmore, Klingler and Larivey. Perquisites also include the aggregate incremental cost of the personal use of our aircraft, which amounted to $22,322 for Mr. Gilmore and $16,088 for Mr. Klingler. The reported aggregate incremental cost of the personal use of our aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft. Since our aircraft are used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees.

(e)	The column shows “-” when the aggregate value of the perquisites and other personal benefits received by the NEO for the fiscal year was less than $10,000.

(7)	Compensation for Mr. Larivey is provided only for fiscal 2026 and fiscal 2025, because he was not an NEO for fiscal 2024.

44 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in fiscal 2026.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Compensation Committee Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)

Mr. Gilmore			(1)	756,000	1,512,000	3,024,000

			(2)	980,000	1,960,000	3,920,000

	6/27/2025	6/24/2025					23,233	46,465	92,930		1,488,274

	6/27/2025	6/24/2025	(3)							46,465	1,488,274

Mr. Adams			(1)	338,125	676,250	1,352,500

			(2)	200,000	400,000	800,000

	6/27/2025	6/24/2025					4,743	9,485	18,970		303,805

	6/27/2025	6/24/2025	(3)							9,485	303,805

Mr. Blystone			(1)	500,000	1,000,000	2,000,000

			(2)	405,000	810,000	1,620,000

	6/27/2025	6/24/2025					7,113	14,225	28,450		455,627

	6/27/2025	6/24/2025	(3)							17,065	546,592

Mr. Klingler			(1)	334,375	668,750	1,337,500

			(2)	260,000	520,000	1,040,000

	6/27/2025	6/24/2025					6,165	12,330	24,660		394,930

	6/27/2025	6/24/2025	(3)							12,330	394,930

Mr. Larivey			(1)	212,500	425,000	850,000

			(2)	130,000	260,000	520,000

	6/27/2025	6/24/2025					3,083	6,165	12,330		197,465

	6/27/2025	6/24/2025	(3)							6,165	197,465

(1)

These rows show the potential payouts which could have been earned under bonus opportunities granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for fiscal 2026. The types of performance measures and the weighting of those measures are described in the “Compensation Components — Bonus” section of the CD&A. For fiscal 2026, the NEOs earned the amounts shown in the “2026” rows of the “Annual Incentive Bonus” column of the SCT. Please also see the discussion in the CD&A for more information about these awards.

(2)

These rows show the potential payouts under performance awards granted to the NEOs under the 2023 LTIP for the performance period ending with fiscal 2028. The types of performance measures and the weighting of those measures are described in the “Compensation Components —Performance Awards and Performance Shares — In General” section of the CD&A. For further information on the terms of the performance awards, see the discussion in the “Compensation Components — Impact of Termination/Change in Control” section of the CD&A. For additional information about the effect of termination or a change in control, also see the discussion in the “Termination and Change in Control Arrangements” section of the CD&A and the “Executive Compensation — Potential Payments Upon Termination or Change in Control” section in this Proxy Statement.

(3)

These rows show the restricted stock awarded under the 2023 LTIP, effective June 27, 2025, which will cliff vest over three years after the grant date (except for Mr. Blystone’s restricted stock award, which vested one year from the grant date). The restricted stock granted to the NEOs are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. The restricted stock is generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted stock will fully vest if the

45 Worthington Steel | 2026 Proxy Statement • Executive Compensation

NEO dies or becomes totally disabled, and (ii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted stock upon the NEO’s retirement. For information on the effect of termination or a change in control, see the “Termination and Change in Control Arrangements” section of the CD&A and the “Executive Compensation — Potential Payments Upon Termination or Change in Control” section in this Proxy Statement. The grant date fair value for restricted stock, computed in accordance with ASC 718, was calculated by multiplying the quantity of restricted stock granted by the grant date closing price of $32.03. See “Note 1 – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note 12 – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for additional information regarding the awards.
(4)

These columns show the potential payouts under performance shares granted to the NEOs under the 2023 LTIP for the three-fiscal-year performance period from June 1, 2025, to May 31, 2028. The types of performance measures and the weighting of those measures are described in the “Compensation Components —Performance Awards and Performance Shares — In General” section of the CD&A. For further information on the terms of the performance shares, including those applicable to termination or a change in control, see the discussion in the “Termination and Change in Control Arrangements” and “—Performance Awards and Performance Shares — Impact of Termination/Change in Control” sections of the CD&A and the “Executive Compensation —Potential Payments Upon Termination or Change in Control” section in this Proxy Statement. The grant date fair value for the performance shares, computed in accordance with ASC 718, was calculated based upon the target award and the $32.03 closing price of the common shares for June 27, 2025.

46 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Outstanding Equity Awards at Fiscal 2026 Year-End

The following table summarizes the outstanding stock options, performance shares, restricted stock and special PSAs held by the NEOs as of May 31, 2026, the end of fiscal 2026. For additional information about these equity awards, see the discussion in the “Compensation Components — Stock Options”, “— Performance Awards and Performance Shares – In General”, and “— Restricted Stock” in the CD&A.

Option Awards (1)					Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date

Mr. Gilmore	6,672	0	18.64	06/25/2031

	19,161	0	14.37	06/24/2032

	11,842	5,921(5)	21.51	06/30/2033

	9,042	4,658(6)	30.56	12/22/2033

	9,999	20,301(7)	33.36	06/28/2034

					118,612	5,004,240

							23,664		998,384	05/31/2026

							69,190	(8)	2,919,126	04/01/2027

							24,500		1,033,655	05/31/2027

							46,465		1,960,358	05/31/2028

Mr. Adams	2,367	0	13.10	06/30/2026

	2,906	0	14.79	06/29/2027

	2,906	0	13.29	06/28/2028

	4,198	0	12.05	06/27/2029

	5,490	0	11.44	06/25/2030

	2,583	0	18.64	06/25/2031

	4,198	0	14.37	06/24/2032

	1,506	754(5)	21.51	06/30/2033

	990	510(6)	30.56	12/22/2033

	2,145	4,355(7)	33.36	06/28/2034

					31,468	1,327,635

							2,837		119,693	05/31/2026

							19,370	(8)	817,220	04/01/2027

							5,200		219,388	05/31/2027

							9,485		400,172	05/31/2028

Mr. Blystone					51,215	2,160,761

							14,750		622,303	05/31/2026

							27,680	(8)	1,167,819	04/01/2027

							13,800		582,222	05/31/2027

							14,225		600,153	05/31/2028

Mr. Klingler	3,442	0	18.64	06/25/2031

	10,335	0	14.37	06/24/2032

	6,459	3,320(5)	21.51	06/30/2033

	1,254	646(6)	30.56	12/22/2033

	3,250	6,600(7)	33.36	06/28/2034

					37,361	1,576,261

							8,655		365,154	05/31/2026

							20,760	(8)	875,864	04/01/2027

							7,950		335,411	05/31/2027

							12,330		520,203	05/31/2028

47 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Option Awards (1)					Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date

Mr. Larivey	0	1,400(5)	21.51	06/30/2033

	0	1,776(7)	33.36	06/28/2034

	0	1,240(7)	34.10	12/20/2034

					64,308	2,713,155

							2,906		122,604	05/31/2026

							4,150	(8)	175,089	04/01/2027

							3,700		156,103	05/31/2027

							6,165		260,101	05/31/2028

(1)

All stock options outstanding as of May 31, 2026 were granted with exercise prices equal to the closing price of the common shares on the date of grant. All unvested stock options become exercisable in increments of one-third per year on the first three anniversaries of the grant date, subject to continued employment of the NEO and the terms of each stock option award. See the discussion in the “Compensation Components — Stock Options” section of the CD&A. The dates listed for vesting of the stock options in footnotes (5), (6), and (7) below are subject to continued employment of the NEO and the terms of the applicable stock option awards.

(2)

The awards in this column reflect the unvested restricted stock granted to the NEOs. For Mr. Gilmore, his restricted stock awards vested or will vest as follows: 20,347 on June 30, 2026; 15,100 on December 22, 2026; 36,700 on June 28, 2027; and 46,465 on June 27, 2028. For Mr. Adams, his restricted stock awards vested or will vest as follows: 2,583 on June 30, 2026; 11,600 on December 22, 2026; 7,800 on June 28, 2027; and 9,485 on June 27, 2028. For Mr. Blystone, his restricted stock awards vested or will vest as follows: 17,065 on June 27, 2026; 17,650 on December 22, 2026 and 16,500 on June 28, 2027. For Mr. Klingler, his restricted stock awards vested or will vest as follows: 10,981 on June 30, 2026; 2,100 on December 22, 2026; 11,950 on June 28, 2027; and 12,330 on June 27, 2028. For Mr. Larivey, his restricted stock awards vested or will vest as follows: 4,198 on June 30, 2026; 48,445 on September 28, 2026; 3,200 on June 28, 2027; 2,300 on December 20, 2027; and 6,165 on June 27, 2028. The restricted stock granted to the NEOs is held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. For further information concerning the terms of the restricted stock granted to the NEOs, please see the discussion in the “Compensation Components —Restricted Stock”, “— Other Restricted Stock Awards to NEOs in Fiscal 2026” and “— Grants of Plan-Based Awards” sections of the CD&A.

(3)

Each market value shown in this column is calculated by multiplying the number of restricted common shares by $42.19, the closing price of the common shares on May 29, 2026, the last business day of fiscal 2026, without any discount for restrictions.

(4)

The amounts shown in these columns assume that the performance shares granted for the performance period will be earned at the target amount based upon achieving those specified performance levels and multiplying such amount by $42.19, the closing price of the common shares on May 29, 2026, the last business day of fiscal 2026. See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2026” table in this Proxy Statement for the threshold, target and maximum number of performance shares that may be received for the three-fiscal-year performance period ending with fiscal 2028.

(5)	Unexercisable stock options vested on June 30, 2026, subject to continued employment of the NEO and the terms of the stock option award.
(6)	Unexercisable stock options will vest on December 22, 2026, subject to continued employment of the NEO and the terms of the stock option award.
(7)

Unexercisable stock options vested as to one-third on June 28, 2026 and the remaining one-third will vest on June 28, 2027 and for Mr. Larivey’s award with an expiration date of December 20, 2034, the unexercisable stock options will vest one-third on December 20, 2026 and the remaining one-third on December 20, 2027, subject to the continued employment of the NEO and the terms of the stock option award.

(8)

Effective April 1, 2024, Mr. Gilmore, Mr. Adams, Mr. Klingler, Mr. Blystone and Mr. Larivey received these special PSAs in recognition of the executives’ key roles in the Separation and the outstanding efforts associated with our post-Separation transition into an independent company, and for executive retention and shareholder alignment purposes. The special PSAs will vest if both a performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”)are satisfied. Under the Performance Condition, our annualized absolute total shareholder return (“Annualized ATSR”) during the period beginning on April 1, 2024 and ending on March 31, 2027 (“Performance Period”) must exceed a threshold level in order to be satisfied. If the Performance Condition is satisfied, the number of special PSAs that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of special PSAs becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of special PSAs becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Retention Condition requires the NEO to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. Any special PSAs that become eligible to vest under the Performance Condition will vest and settle in common shares in one-third increments on each of the third, fourth and fifth anniversaries of the award grant date if the corresponding Retention Condition is satisfied. NEOs do not have the right to vote any of the special PSAs. Amounts equal to dividends on our common shares will accrue on the special PSAs and be paid upon vesting. In limited circumstances, the special PSAs may vest before the Performance Condition and/or each Retention Condition is met. If the NEO’s employment terminates due to death or disability during the Performance Period, the special PSAs will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the NEO’s employment terminates due to death or disability after the Performance Period, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest. If the NEO’s employment is terminated by us without cause or by the executive upon an adverse change in the terms of the executive’s employment, as each is described in the award agreement, within two years following a change in control, as defined in the 2023 LTIP, the special PSAs will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance. If the NEO’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention Conditions are met, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest.

48 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Option Exercises and Stock Vested

The following table sets forth information about (i) stock options exercised by NEOs in fiscal 2026; (ii) performance shares earned by NEOs for the three-fiscal-year period ended with fiscal 2026; and (iii) restricted stock held by NEOs which vested in fiscal 2026.

	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Common Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)

Mr. Gilmore	0	0	71,699	2,183,495

Mr. Adams	0	0	6,015	177,274

Mr. Blystone	0	0	24,340	884,029

Mr. Klingler	0	0	25,111	711,856

Mr. Larivey	11,105	88,152	11,303	317,772

(1)	The amounts shown reflect the difference between the exercise price of the option and the market price of the common shares at the time of the exercise.
(2)	The amounts shown reflect the number of common shares issued in settlement of the vesting of stock awards multiplied by the closing price of the common shares on the vesting date.

49 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Non-Qualified Deferred Compensation

We maintain the NQDC Plan, which provides participating employees with the option of deferring compensation on a basis that is not tax-qualified. The NQDC Plan is intended to supplement the 401(k) Plan. For further information on the terms of the NQDC Plan, see the “Compensation Components — Non-Qualified Deferred Compensation” of the CD&A.

Highly-compensated employees, including the NEOs, are eligible to participate in the NQDC Plan. All NEOs, except for Mr. Blystone, participated in the NQDC Plan during fiscal 2026.

Under the NQDC Plan, participants may defer the payment of up to 50% of their salary and up to 100% of their bonus. Deferred amounts are credited to the participants’ bookkeeping accounts under the NQDC Plan at the time the salaries and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to participants’ bookkeeping accounts in the NQDC Plan. For 2026, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, we made contributions to participants’ bookkeeping accounts under the NQDC Plan equal to (i) 3% of a participant’s annual compensation (salary plus bonus) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the 401(k) Plan to the extent not matched by us under the 401(k) Plan.

Participants in the NQDC Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate which is set annually by the Compensation Committee 3.81% for fiscal 2026) or (ii) the returns on those investment options available under the 401(k) Plan, or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the NQDC Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

Bookkeeping accounts of participants are fully vested under the NQDC Plan. Theoretical common shares are paid in whole common shares and cash in lieu of fractional shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payouts are made in a lump sum or in installments, as chosen by the participant at the time the deferral election is made. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the NQDC Plan in accordance with defined guidelines.

The following table provides information concerning the participation by the NEOs in the NQDC Plan for fiscal 2026:

Name	Executive Contributions in Fiscal 2026 ($) (1)	Company Contributions in Fiscal 2026 ($) (2)	Aggregate Earnings in Fiscal 2026 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2026 ($) (4)

Mr. Gilmore	0	65,599	728,920	0	1,909,767

Mr. Adams	0	34,490	563,024	0	1,416,691

Mr. Blystone	0	45,280	5,242	0	96,673

Mr. Klingler	288,484	35,475	241,121	0	1,512,628

Mr. Larivey	236,418	15,899	99,591	0	970,216

(1)

The amounts in this column reflect contributions to the NQDC Plan during fiscal 2026 as a result of deferrals of salary and/or bonus which would otherwise have been paid to the NEOs. These amounts are also included in the “Salary” or “Annual Incentive Bonus Award” columns, respectively, for fiscal 2026 in the SCT.

(2)	These contributions are included in the “All Other Compensation” column in the SCT.

(3)

The amounts included in this column represent the aggregate earnings (loss) accrued during fiscal 2026. Since the earnings on compensation that has been deferred under the NQDC Plan by the NEOs do not represent “above-market” earnings for purposes of SEC Rules, none of the amounts included in this column have been reported in the SCT.

(4)

The amounts included in this column represent contributions by us or the NEOs and credited to the respective NEO’s bookkeeping accounts under NQDC Plan and earnings on the amounts credited to those accounts. These amounts were previously reported under All Other Compensation to the NEOs in the Summary Compensation Table for fiscal 2025 and fiscal 2024 as follows: (a) Mr. Gilmore, $115,593; (b) Mr. Adams, $29,477; (c) Mr. Blystone, $45,767; (d) Mr. Klingler, $74,715; and (e) Mr. Larivey, $17,203. The aggregate balances show for each of the NEOs is fully vested.

50 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Potential Payments Upon Termination or Change in Control

This section addresses the rights of the NEOs in the event their employment with us is terminated or upon a change in control (as described later in this section). The narrative discussion and tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control. The amounts shown in the tables below are based on the assumption that the NEO’s termination and/or change in control were effective as of May 31, 2026, the final day of fiscal 2026. The closing market price of the common shares on May 29, 2026, the final trading day of fiscal 2026, was $42.19. The actual amounts that would be payable in connection with the termination of a NEO or a change in control could only be determined at the time of the actual triggering event and may differ materially from those estimated and presented in this Proxy Statement.

Bonus

Termination of employment before the end of the applicable annual performance period results in forfeiture of the bonus, except that if the NEO dies, becomes disabled or retires, the bonus will be payable based on (1) the extent to which the performance goals applicable to the award are satisfied through the end of the applicable performance period and (2) a pro rata amount determined by the number of full months in the performance period that passed prior to such termination.

Unless the Compensation Committee provides otherwise at the time of establishing the bonus opportunity, if, during the applicable annual performance period, a change in control occurs and the NEO’s employment is terminated for any reason, then the bonus will be payable at the target level upon termination of employment.

Stock Options

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment (also referred to as a “constructive termination”), the unvested portion of any outstanding stock options will vest and become exercisable upon termination of employment. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the NEO to elect, during the 60-day period following a change in control, to surrender all or a portion of any outstanding stock option in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Performance Awards and Performance Shares

Termination of employment results in forfeiture of performance awards and performance shares, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment.

Unless the Compensation Committee provides otherwise at the time of grant, if a change in control occurs, all performance awards and performance shares will be payable in full at the target level and will be immediately settled or distributed.

Restricted Stock

Termination of employment before the end of the three-year vesting period results in the forfeiture of restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) ratably if the NEO retires

51 Worthington Steel | 2026 Proxy Statement • Executive Compensation

(based on the number of full months in the vesting period that have passed prior to retirement), unless the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. Historically, the Compensation Committee generally exercised its discretion to fully vest all time-vested restricted common shares upon the death or retirement of an executive officer.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award.

Special PSAs

Termination of employment before the end of the Performance Condition and/or each Retention Condition is met generally results in the forfeiture of the special PSAs. However, in limited circumstances, the special PSAs may vest before the Performance Condition and/or each Retention Condition is met. If the NEO’s employment terminates due to death or disability during the Performance Period, the special PSAs will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the NEO’s employment terminates due to death or disability after the Performance Period, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest. If the NEO’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention Conditions are met, any outstanding special PSAs that are eligible to vest as a result of meeting the Performance Condition will vest.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the special PSAs will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance.

Non-Qualified Deferred Compensation

Upon termination of employment, each participating NEO would receive his or her aggregate balance in the NQDC Plan as reflected in the “Aggregate Balance at May 31, 2026” column of the “Nonqualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement, subject to any required waiting period.

In the event of a change in control, each participating NEO would receive his or her aggregate balance in the NQDC Plan as is reflected in the “Aggregate Balance at May 31, 2026” column of the “Nonqualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement, subject to any required waiting period, as of the date of the change in control. See the “Non-Qualified Deferred Compensation for Fiscal 2026” table in this Proxy Statement for further information.

Change in Control Described

Under the 2023 LTIP and the Annual Incentive Plan for Executives, a change in control will be deemed to have occurred when any person, alone or together with such person’s affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of our outstanding common shares, unless such person is: (a) the Company; (b) any of our employee benefit plans or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of ours owning in excess of 10% of our outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person.

Potential Payments

The tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control, if such termination or change in control had occurred as of May 29, 2026, the last business day of fiscal 2026. If an NEO is terminated for cause or due to his or her voluntary resignation, the Company has no obligation to pay any unearned compensation or to provide any future benefits to the NEO. The performance conditions had not been met for the NEOs’ special PSAs that were outstanding as of May 29, 2026. Consequently, if an NEO’s employment had been terminated by us without cause or due to the NEO’s death or disability, such awards would not automatically vest upon such events.

52 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Termination Due to Death or Disability

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,805,347	1,484,403	2,920,000	693,450	5,004,240	-	11,907,441

Mr. Adams	807,451	827,004	500,000	139,694	1,327,635	-	3,601,784

Mr. Blystone	1,194,013	-	1,620,000	224,001	2,160,761	-	5,198,775

Mr. Klingler	822,376	678,020	920,000	187,356	1,576,261	-	4,184,013

Mr. Larivey	507,455	54,666	366,667	92,073	2,713,155	-	3,734,015

Retirement

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock(1) ($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,805,347	1,484,403	2,920,000	693,450	5,004,240	-	11,907,441

Mr. Adams	807,451	827,004	500,000	139,694	1,327,635	-	3,601,784

Mr. Blystone	1,194,013	-	1,620,000	224,001	2,160,761	-	5,198,775

Mr. Klingler	822,376	678,020	920,000	187,356	1,576,261	-	4,184,013

Mr. Larivey	507,455	54,666	366,667	92,073	2,713,155	-	3,734,015

(1) Assumes the Compensation Committee provides for full vesting of all such restricted stock, consistent with past practice.

Change in Control with Termination

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,805,347	1,484,403	4,760,000	3,992,398	5,004,240	2,919,126	19,965,515

Mr. Adams	807,451	827,004	880,000	739,253	1,327,635	817,220	5,398,563

Mr. Blystone	1,194,013	-	2,430,000	1,804,677	2,160,761	1,167,819	8,757,270

Mr. Klingler	822,376	678,020	1,440,000	1,220,768	1,576,261	875,864	6,613,289

Mr. Larivey	507,455	54,666	620,000	538,808	2,713,155	175,089	4,609,173

53 Worthington Steel | 2026 Proxy Statement • Executive Compensation

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of the CEO as of May 31, 2026:

For fiscal 2026, our last completed fiscal year:

(1)

The annual total compensation of the employee identified as the median (the “Median Employee”) (other than our CEO), was $87,110 (comprised of a salary of $55,467 plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) plan and group term life insurance premiums).

(2)	The annual total compensation of the CEO for purposes of determining the CEO pay ratio was $7,194,997.

Based on this information, for fiscal 2026, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees (other than the CEO), as represented by the Median Employee, was estimated to be 83 to 1.

In determining the ratio above, we began by using the same employee identified at the median of our Company for purposes of calculating the CEO pay ratio included in our 2024 proxy statement. We do not believe that there have been any changes in our employee population or employee compensation arrangements that would significantly impact the pay ratio disclosure. The Median Employee was initially identified on May 31, 2024 (the “Determination Date”) as the median of the annual salaries of our active employees (i.e., the employees of our subsidiaries and consolidated joint ventures) as of the Determination Date (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO). We reviewed the then current base salary from our payroll records for the fiscal year ended on the Determination Date in order to determine the median. In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on the Determination Date but did not work for us the entire year (fiscal 2024). We did not make any full-time equivalent adjustments for part-time or seasonal employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of the Determination Date, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our Median Employee, we determined the Median Employee’s annual total compensation in the same manner that we determine the total compensation of the NEOs for purposes of the SCT. With respect to the annual total compensation of our CEO, we used the amount for fiscal 2026 reported in the “Total” column of the SCT.

This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the CEO pay ratio measure in making compensation decisions.

54 Worthington Steel | 2026 Proxy Statement • Executive Compensation

Pay Versus Performance

As required by SEC Rules, we are providing the following information about the relationship between the “compensation actually paid” (“CAP”) to the NEOs and certain financial performance measures. The CAP for the NEOs as reported in this section of this Proxy Statement does not reflect the actual amount of compensation earned by, or paid to, the NEOs, but is a calculation derived from the total compensation reported for each NEO in the SCT, as adjusted pursuant to the requirements of SEC Rules. See the CD&A for a discussion of our pay-for-
performance
philosophy. As permitted of new registrants pursuant to the instructions to SEC Regulation
S-K
Item 402(v), we have
pro
vided this disclosure only for fiscal 2026, fiscal 2025 and fiscal 2024.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Total Shareholder Return (5) ($)	Peer Group Total Shareholder Return (6) ($)	Net Income (millions) (7) ($)	Adjusted EPS (8) ($)

(a)	(b)	(c )	(d)	(e)	(f)	(g)	(h)	(i)

2026	7,194,997	12,623,486	2,550,740	4,215,052	199	179	(13)	2.02

2025	5,329,928	2,077,771	1,905,038	962,840	115	94	119	2.30

2024	8,592,816	9,238,768	2,192,079	2,073,853	149	109	170	3.42
(1) The dollar amounts in column (b) reflect the amount reported in the “Total” column of the SCT for our principal executive officer (“PEO”), who is our President and CEO, for each applicable year. Mr. Gilmore has served as our PEO since December 1, 2023, the date of the Separation.
(2) The dollar amount in column (c) reflects the CAP for Mr. Gilmore. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the amount reported for Mr. Gilmore in the “Total” column of the SCT:

Required Adjustments from SCT Total to CAP for Mr. Gilmore
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2026	7,194,997	(2,976,548)	8,405,038	12,623,486
2025	5,329,928	(2,451,288)	(800,870)	2,077,771
2024	8,592,816	(5,102,949)	5,748,901	9,238,768
(i) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the amount reported in the “Total” column of the SCT for the PEO in order to calculate the CAP.
(ii) As also prescribed by SEC Rules, we have made equity award adjustments for each year presented, which require the addition or subtraction, as applicable, of the following: (A) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year; (B) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (C) for equity awards that are granted and vest in same applicable year, the fair value as of the vesting date; (D) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (E) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (F) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for Mr. Gilmore are as follows:

Fiscal Year	Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Equity Awards Adjustments ($)
2026	3,920,717	3,974,537	0	435,346	0	74,438	8,405,038
2025	1,750,827	(2,492,658)	0	(88,212)	0	29,173	(800,870)
2024	3,969,615	1,779,286	0	0	0	0	5,748,901
(3) The dollar amounts in column (d) reflect the average of the amounts reported in the “Total” column of the SCT for the NEOs other than the PEO (the
“Non-PEO
NEO”) as a group for the applicable year. The
Non-PEO
NEOs are set forth in the table below:

Fiscal Year	Non-NEO PEOs

2026	Mr. Adams, Mr. Klingler, Mr. Blystone and Mr. Larivey

2025	Mr. Adams, Mr. Klingler, Mr. Blystone and Mr. Larivey

2024	Mr. Adams, Mr. Klingler, Mr. Blystone, Mr. Heuer and Ms. Tillman
(4) The dollar amounts in column (e) reflect the average amount of CAP for the
Non-PEO
NEOs as a group. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the average of the amounts reported in the “Total” column of the SCT for the
Non-PEO
NEOs as a group:

Fiscal Year	Average Reported Total in SCT for Non-PEO NEOs ($)	Average Reported Grant Date Fair Value of Equity Awards (i) ($)	Average Equity Award Adjustments (ii) ($)	Calculated Average CAP For Non-PEO NEOs ($)

2026	2,550,740	(698,654)	2,362,966	4,215,052

2025	1,905,038	(675,205)	(274,173)	962,840

2024	2,192,079	(1,228,057)	1,106,831	2,073,853
(i) The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the average of the amount reported in the “Total” column of the SCT for the
Non-PEO
NEOs in order to calculate the CAP.
(ii) As also prescribed by SEC Rules, we have made equity award adjustments using the same methodology described above in footnote (2)(ii). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for the
Non-PEO
NEOs are as follows:

Fiscal Year	Average Year- End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Average Equity Award Adjustments ($)

2026	920,269	1,306,981	0	115,776	0	19,940	2,362,966

2025	489,829	(746,427)	0	(17,575)	0	7,181	(274,173)

2024	992,840	214,618	0	10,204	(110,826)	0	1,106,831

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of our common shares at the end and the beginning of the measurement period by the price of our common shares at the beginning of the measurement period. Assumes an initial investment of $100 on December 1, 2023, the first trading day following the Separation.
(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 1500 Composite Steel
Sub-Index
(“Steel Index”), which is the same published industry index used by us for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation
S-K.
In addition, peer group TSR is calculated using the same method we use for purposes of compliance with Item 201(e) of SEC Regulation
S-K.
Assumes an initial investment of $100 on December 1, 2023, the first trading day following the Separation.
(7) The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable year, as calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”).
(8) The Company-selected measure (“CSM”) is adjusted earnings per diluted common share attributable to controlling interest (which we also refer to in this Proxy Statement as “Adjusted EPS”), which adjusts earnings per diluted common share attributable to controlling interest, as calculated in accordance with GAAP, to exclude the impact of restructuring charges and other unusual or selected items deemed to not be indicative of our core operating results (including the impact of acquisitions, divestitures and/or inventory holding gains or losses). Adjusted EPS is a non-GAAP
financial measure, and may differ from the adjusted earnings that we report in connection with our operating results, primarily due to the exclusion of the impact of acquisitions, divestitures and/or inventory holding gains or losses. We believe this and other non-GAAP
financial measures provide relevant and meaningful information to investors about our core operating results. While we use several financial and non-financial
performance measures for the purpose of evaluating our executive compensation program, we have determined that Adjusted EPS is the financial performance measure that represents the most important performance measure used by us to link CAP for the NEOs, for the most recently completed year, to our performance.
Important Financial Performance Measures
As described in greater detail in the CD&A, our executive compensation program is driven by a strong pay-for-performance
philosophy. The metrics that we use for both our long-term and short-term incentive compensation are designed to align the interests of the NEOs with our top corporate goal of earning money for our shareholders and increasing the value of their investment. In our assessment, the following financial performance measures represent the most important financial performance measures used by us to link CAP for the NEOs, for fiscal 2026, to our performance:

•	EVA (economic value added);

•	Adjusted EPS (adjusted earnings per diluted common share attributable to controlling interest); and

•	Cumulative TSR.
See the CD&A for more information on how these financial performance measures were used in connection with our fiscal 2026 incentive compensation program through bonuses, performance awards and performance shares.
Analysis of Information Presented in the Pay Versus Performance Table
As described in more detail in the CD&A, our executive compensation program reflects a strong pay-for-performance
philosophy with an emphasis on variable, performance-based compensation. While we utilize several performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay Versus Performance table. The Compensation Committee did not utilize CAP in making compensation decisions for fiscal 2026, and it does not specifically align the performance measures it selects for our executive compensation program with CAP for a particular year. In accordance with SEC Rules, we are providing the following graphical descriptions of the relationships between information presented in the Pay Versus Performance table.

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

The following graphs compare, for the three fiscal-year period ended May 31, 2026, the CAP for the PEO and the
Non-PEO
NEOs with our:

•	cumulative TSR and the TSR for the Steel Index peer group;

•	net income; and

•	Adjusted EPS.

CAP vs. TSR
Compensation Actually Paid (CAP) ($ millions)
$14
$12
$10
$8
$6
$4
$2
$0
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$250
$200
$150
$100
$50
$0
12/1/2023
FY 2024
FY 2025
FY 2026
CAP to PEO
Avg CAP to Non-PEO NEOs
Company TSR
Peer TSR

CAP vs. Net Income
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (CAP) ($ millions)
$200
$150
$100
$50
$0
-$50
Net Income ($ millions)
FY 2024
FY 2025
FY 2026
CAP to PEO
Avg CAP to Non-PEO NEOs
Net Income

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

CAP vs. Adjusted EPS
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (CAP) ($ millions)
$4.00
$3.00
$2.00
$1.00
$0.00
Adjusted EPS
FY 2024
FY 2025
FY 2026
CAP to PEO
Avg CAP to Non-PEO NEOs
Adjusted EPS

Worthington Steel | 2026 Proxy Statement
• Executive Compensation

Compensation of Directors

For fiscal 2026, the Compensation Committee recommended to the Board and the Board established the following compensation program for our non-employee directors. The Compensation Committee expects to annually review, with the assistance of an independent compensation consultant, certain market information provided by the independent compensation consultant concerning compensation (both cash and non-cash) paid to directors.

Director Compensation for Fiscal 2026

For fiscal 2026, the annual cash retainer fees approved for our non-employee directors are set forth in the following table.

Annual Cash Retainer	$95,000

Supplemental Cash Retainer – Lead Independent Director	$30,000

Supplemental Cash Retainer – Audit Committee Chair	$20,000

Supplemental Cash Retainer – Compensation Committee Chair	$15,000

Supplemental Cash Retainer – Nominating and Governance Committee Chair	$15,000

The compensation program for fiscal 2026 also includes awards of restricted stock to each non-employee director under the Worthington Steel, Inc. 2023 Equity Incentive Plan for Non-Employee Directors (the “2023 Directors Equity Plan”). The restricted stock was granted on September 26, 2025, and will vest on the date of the Annual Meeting if the non-employee director remains on the Board. The targeted value of the annual restricted stock award to non-employee directors was set to be approximately $170,000 ($235,000 for Mr. Stoe as the Lead Independent Director). The actual number of restricted shares granted was determined based upon the price of the common shares at the close of the market on the grant date, with reasonable rounding. Accordingly, on September 26, 2025, each of Mr. Bowsher, Mr. Chiappone, Mr. Davis, Mr. Kelly, Mr. McConnell, Ms. Mistretta, Mr. Ribeau and Ms. Schiavo, received a restricted stock award of 5,836 common shares and Mr. Stoe received a restricted stock award of 8,068 common shares as Lead Independent Director.

Directors Deferred Compensation Plan

We maintain the Worthington Steel, Inc. Deferred Compensation Plan for Directors (the “Directors DC Plan”), which provides for the deferral of directors’ fees on a basis that is not tax-qualified. Under the Directors DC Plan, non-employee directors are able to defer payment of all or a portion of their cash annual retainers until a specified date or until they are no longer associated with us. Any cash retainers deferred are credited to each participating director’s bookkeeping account under the Directors DC Plan at the time the cash retainers would have otherwise been paid. Participants in the Directors DC Plan may elect to have their bookkeeping accounts treated as invested: (a) with a rate of return reflecting (i) a fixed interest rate 3.81% for fiscal 2026) which is set annually by the Compensation Committee or (ii) the rates of return on those investment options available under the 401(k) Plan; or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares will remain credited to theoretical common shares until distributed. Otherwise, participants in the Directors DC Plan may change the investment options for their bookkeeping accounts at the time permitted by the 401(k) Plan for the same investment options. The Directors DC Plan is administered by the Compensation Committee. All bookkeeping accounts are fully vested. Payouts under the Directors DC Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the Directors DC Plan under defined guidelines. In the event of a defined change in control, participants’ bookkeeping accounts under the Directors DC Plan will generally be paid out as of the date of change in control.

Equity Grants

Under the 2023 Directors Equity Plan, the Board may grant non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights and whole common shares to our non-employee directors. Awards under the 2023 Directors Equity Plan are made by the Board in its discretion. Upon a business combination or change in control, unless otherwise provided in an applicable award agreement, all restricted common shares will become fully vested. In the case of

60 Worthington Steel | 2026 Proxy Statement • Compensation of Directors

death, total disability or retirement of a non-employee director, all restricted common shares will also immediately become fully vested. If a non-employee director’s service on the Board terminates for any other reason, unvested restricted common shares will be forfeited. During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the common shares underlying the restricted common shares and will be credited with any dividends paid on the common shares underlying the restricted common shares (which dividends will be distributed with the common shares underlying the restricted common shares if they vest, or forfeited if the restricted common shares are forfeited).

Director Compensation for Fiscal 2026

The following table sets forth information concerning the compensation earned by each individual who served as a non-employee director during fiscal 2026:

Director Compensation for Fiscal 2026 (1)(2)

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	Total ($)
Mr. Bowsher	95,000	176,247	271,247
Mr. Chiappone	110,000	176,247	286,247
Mr. Davis	118,750	176,247	294,997
Mr. Kelly	95,000	176,247	271,247
Mr. McConnell	95,000	176,247	271,247
Ms. Mistretta	115,000	176,247	291,247
Dr. Ribeau	95,000	176,247	271,247
Ms. Schiavo	110,000	176,247	286,247
Mr. Stoe	125,000	243,654	368,654

(1)

Mr. Blystone, our Executive Chairman, and Mr. Gilmore, our President and CEO are not included in this table because each was an employee during fiscal 2026 and received no additional compensation for his services as a director. Mr. Davis received an additional $23,750 in fees for his time on the Board from his appointment on June 25, 2025 through the 2025 Annual Meeting on September 24, 2025.

(2)

Since the earnings on compensation that has been deferred under the Director DC Plan by our non-employee directors do not represent “above-market” earnings for purposes of SEC Rules, no amount with respect to such earnings has been reported in this table.

(3)

Represents cash earned in fiscal 2026 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “Compensation of Directors — Director Compensation for Fiscal 2026” in this Proxy Statement.

(4)

The amounts shown in this column represent the grant date fair value of the restricted stock granted to the non-employee directors in fiscal 2026, as computed in accordance with ASC 718. These amounts exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note 1 – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note 11 – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2026 Form 10-K for assumptions used and additional information regarding the restricted common share awards.

61 Worthington Steel | 2026 Proxy Statement • Compensation of Directors

Equity Compensation Plan Information

We maintain two equity compensation plans (the “Equity Plans”) under which common shares are authorized for issuance to eligible directors, officers and employees: (a) the 2023 LTIP and (b) the 2023 Directors Equity Plan. In addition, we maintain two non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect to have their bookkeeping accounts treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. For further information about the NQDC Plan, please see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement. For further information concerning the Directors DC Plan, please see the discussion in the section captioned “Compensation of Directors — Directors Deferred Compensation Plan” in this Proxy Statement.

The following table shows for the Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding performance shares, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding performance shares, in each case as of May 31, 2026. The following table also shows for the NQDC Plan and the Directors DC Plan, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the NQDC Plan and the Directors DC Plan, as of May 31, 2026.

Plan Category	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights	Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	761,409(1)	$22.75(2)	7,326,599(3)
Equity compensation plans not approved by shareholders	158,086(4)	–(4)	–(5)
TOTAL	919,495(1)(4)	$22.75(2)(4)	7,326,599(3)(5)

(1)

Includes 244,959 common shares issuable upon exercise of outstanding stock options granted under the 2023 LTIP. Also includes 516,450 common shares which represents the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 2023 LTIP.

Does not include 750,049 common shares which represent the maximum number of common shares which may be paid out in respect of performance awards granted under the 2023 LTIP which were outstanding as of May 31, 2026, because to date all such awards have been paid in cash. If all performance awards granted under the 2023 LTIP which were outstanding as of May 31, 2026, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $42.19 closing price of the common shares on May 29, 2029, the last business day of fiscal 2026, the number of common shares which would be issued upon payout of the performance awards would be 750,049 common shares. The number of common shares, if any, actually issued with respect to performance awards granted under the 2023 LTIP would be based on (a) the percentage of the performance awards determined by the Compensation Committee to be paid in common shares rather than cash, (b) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each performance award and (c) the price of the common shares at the time of payout.

(2)

Represents the weighted-average exercise price of stock options outstanding under the 2023 LTIP as of May 31, 2026. Also see footnote (1) above with respect to performance shares and performance awards granted under the 2023 LTIP. The weighted-average exercise price does not take these two types of awards into account.

(3)

Includes 6,964,862 common shares available under the 2023 LTIP and 878,187 common shares available under the 2023 Directors Equity Plan. The number shown in this column includes 516,450 common shares representing the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 2023 LTIP as described in the first paragraph of footnote (1) above. If less than the maximum number of common shares were paid out in respect of any outstanding performance shares, the number of common shares available under the 2023 LTIP would increase by an amount equal to that difference. In addition to stock options, performance shares and performance awards, the 2023 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted common shares, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the common shares or other property. The 2023 Directors Equity Plan authorizes the Board to grant awards in the form of restricted common shares, restricted stock units, stock appreciation rights and whole common shares.

62 Worthington Steel | 2026 Proxy Statement • Compensation of Directors

(4)

Includes 75,625 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the NQDC Plan and 82,461 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Directors DC Plan. The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights” column.

(5)

Neither the NQDC Plan nor the Directors DC Plan provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

63 Worthington Steel | 2026 Proxy Statement • Compensation of Directors

Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

We are asking shareholders to approve an advisory resolution to approve the compensation of the NEOs as reported in this Proxy Statement. As described in detail in the CD&A, the SCT and the accompanying tables and narrative in this Proxy Statement, our executive compensation programs are reviewed annually by the Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies. Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. Shareholders are urged to read the “Compensation Discussion and Analysis” which describes in detail how our executive compensation policies and procedures achieve our compensation goals and objectives.

The vote on the advisory resolution relates to the compensation of the NEOs as a whole. The vote is advisory, which means that the vote is not binding on us, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for fiscal 2026 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with Exchange Act Rule 14a-21(a), we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Steel, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for its 2026 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the “Compensation Discussion and Analysis”, the “Fiscal 2026 Summary Compensation Table” and the related executive compensation tables, notes and narratives).

THE BOARD’S CURRENT POLICY IS TO INCLUDE AN ADVISORY RESOLUTION REGARDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ANNUALLY. ACCORDINGLY, UNLESS THE BOARD MODIFIES ITS POLICY ON THE FREQUENCY OF FUTURE VOTES, THE NEXT ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NEOS WILL OCCUR AT THE 2027 ANNUAL MEETING.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve the advisory resolution on NEO compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 2 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 2, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the advisory resolution. Broker non-votes will not be counted in determining the required vote and will have no effect on the outcome of this proposal.

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY

RECOMMEND THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE NEOs.

64 Worthington Steel | 2026 Proxy Statement • Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of our independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence. As a result, the Audit Committee has selected KPMG to serve as our independent registered public accounting firm for fiscal 2027 and recommends that our shareholders ratify that selection. KPMG audited our consolidated financial statements as of May 31, 2026 and the effectiveness of our internal control over financial reporting as of May 31, 2026. Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2027. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 3 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 3, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the proposal.

Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND

THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG.

65 Worthington Steel | 2026 Proxy Statement • Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

Audit Committee Matters

Report of the Audit Committee for the Fiscal Year Ended May 31, 2026

The Audit Committee oversees our financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and our independent registered public accounting firm and the annual independent audit of our consolidated financial statements. Management has the primary responsibility for the preparation, presentation and integrity of our consolidated financial statements and the reporting process, for the appropriateness of our accounting principles and reporting policies, for our establishment and maintenance of an effective system of internal control over financial reporting, and for the issuance of our annual report on the assessment of the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm, KPMG, is responsible for auditing our annual consolidated and combined financial statements included in our Annual Report on Form 10-K in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing its report thereon based on such audit, for issuing an audit report on the effectiveness of our internal control over financial reporting, and for reviewing our unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management our audited consolidated financial statements at and for the fiscal year ended May 31, 2026, and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in our financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with our management and internal auditors and KPMG throughout the year, with and without management present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of our internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of our financial reporting. Throughout that period, the Audit Committee reviewed the plan of management for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies. In addition, the Audit Committee reviewed and discussed with KPMG all matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has discussed with KPMG the independence of that firm from our management and us. KPMG is subject to independence controls that mitigate the risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the communications from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has considered KPMG’s provision of permitted non-audit services to us (including our subsidiaries) and concluded that the provision of such services is compatible with maintaining KPMG’s independence. The Audit Committee has also discussed with KPMG any relationships with or other services to us (including our subsidiaries or affiliates) that may impact the objectivity and independence of KPMG. The Audit Committee has satisfied itself as to the independence of KPMG.

Our management and KPMG have represented to the Audit Committee that our audited consolidated and combined financial statements, at and for the fiscal year ended May 31, 2026, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with our management and with KPMG.

Based on the Audit Committee’s discussions with our management and KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that our audited consolidated financial statements be included (and the Board approved such inclusion) in the 2026 Form 10-K filed with the SEC on July 30, 2026.

The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, our registered public accounting firm. On an annual basis, the Audit Committee evaluates the qualifications, performance and independence of KPMG and determines, after considering the impact of a change in our independent

66 Worthington Steel | 2026 Proxy Statement • Audit Committee Matters

auditor, whether to select KPMG for the coming year. KPMG periodically rotates its lead audit engagement partner who cannot hold that position for more than five years, and the Audit Committee takes an active role in the process of evaluating and selecting the new lead audit engagement partner. The Audit Committee believes there are benefits to having an independent registered public accounting firm with an extensive history with the Company, and that KPMG’s institutional knowledge of us and our business, operations, accounting policies, financial systems and informal control framework leads to efficiencies in its work and to higher quality audit work and accounting advice.

The Audit Committee has selected KPMG as our independent registered public accounting firm for fiscal 2027 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Board:

Audit Committee

Nancy G. Mistretta, Chair

Mark Davis

Scott Kelly

Mary Schiavo

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under applicable SEC Rules and PCAOB standards, the charter of the Audit Committee requires the Audit Committee to review and pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from us. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting. The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of our independent registered public accounting firm.

All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and our CFO and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

During fiscal 2026 and fiscal 2025, KPMG served as our independent registered public accounting firm. Prior to the Separation, we did not separately engage an independent registered public accounting firm.

Fees billed for services rendered by KPMG for fiscal 2026 and fiscal 2025 were as follows:

Type of Fees	Fiscal 2026	Fiscal 2025
Audit Fees	$2,334,448	$1,210,690
Audit-Related Fees	$0	$0
Tax Fees	$34,176	$18,863
Other Fees	$279,478	$1,780
Total	$2,648,102	$1,231,333

All of the services rendered by KPMG to us during fiscal 2026 and fiscal 2025 were pre-approved by the Audit Committee.

In accordance with applicable SEC Rules, Audit Fees are fees for professional services rendered for: the audit of our consolidated and combined financial statements; the review of the interim consolidated financial statements included in

67 Worthington Steel | 2026 Proxy Statement • Audit Committee Matters

our Quarterly Reports on Form 10-Q; the audit of our internal control over financial reporting; the audit of the financial statements of certain of our foreign subsidiaries; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years.

Audit-Related Fees consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees.

Tax Fees are fees for professional services rendered for tax compliance, tax advice and tax planning.

Other Fees are primarily related to professional services for information technology assessment and advisory services.

68 Worthington Steel | 2026 Proxy Statement • Audit Committee Matters

Miscellaneous Items

Householding of Annual Meeting Materials

The SEC has implemented rules regarding the delivery of our proxy materials (i.e., notices of annual meeting of shareholders, annual reports, proxy statements and Notices of Availability) to households. This method of delivery, often referred to as “householding”, would permit us to send: (a) a single annual report and/or a single proxy statement, or (b) a single Notice of Availability to any household at which two or more registered shareholders reside if we reasonably believe such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) must consent to the householding process in accordance with applicable SEC Rules. The householding procedure reduces the volume of duplicate information shareholders receive and reduces our expenses. We may institute householding in the future and will notify registered shareholders affected by householding at that time. Registered shareholders sharing an address may request delivery of a single copy of our proxy materials by contacting our Investor Relations Department at Worthington Steel, Inc., 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations.

Many brokers, banks and other holders of record considered to be the registered shareholder with respect to the common shares for beneficial owners have instituted householding. If your family or others with a shared address have one or more accounts under which you beneficially own the common shares, you may have received householding information from your broker, bank or other holders of record in the past. Please contact your broker, bank or other holder of record directly if you have questions, require additional copies of this Proxy Statement, our 2026 Annual Report or the Notice of Availability and/or wish to revoke your decision to household and thereby receive multiple copies. You should also contact your broker, bank or other holder of record if you wish to institute householding.

Shareholders may request to discontinue or begin householding by contacting Broadridge Financial Services at (866) 540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Shareholder Proposals for 2027 Annual Meeting

Shareholders seeking to bring business before an annual meeting of shareholders or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to our Secretary. Under Section 1.08(A) of our Amended Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, our principal executive offices not more than 120 days and not less than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of shareholders. Therefore, we must receive notice of such a business proposal for the 2027 Annual Meeting no earlier than May 26, 2027 and no later than June 25, 2027. In the event an annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of shareholders or (2) no annual meeting of shareholders was held during the prior year, to be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation by (a) no earlier than 120 days prior to such annual meeting of shareholders and (b) no later than the later of 90 days prior to such annual meeting of shareholders and 10 days after the day on which public disclosure of the date of such annual meeting of shareholders was first made by the Corporation. In order for a shareholder’s notice to be in proper form, it must include the information specified in Section 1.08(A) of our Amended Regulations, including: (a) a brief description of the business the shareholder desires to bring before the meeting and the reasons for conducting the proposed business at the meeting; (b) any information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed to be brought before the meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting. The requirements applicable to nominations are described above in “Corporate Governance — Nominating Procedures” in this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all applicable SEC Rules. Pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at our 2027 Annual Meeting

69 Worthington Steel | 2026 Proxy Statement • Miscellaneous Items

must be received by us no later than April 16, 2027, to be eligible for inclusion in our proxy materials relating to the 2027 Annual Meeting. Upon receipt of a shareholder proposal, we will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules. In addition, to comply with the SEC Rules regarding universal proxies, a shareholder intending to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 26, 2027, the first business day following the date that is 60 days prior to the first anniversary of the Annual Meeting.

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board. Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if we did not have notice of the matter at least 45 days before the date on which we first sent our proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or form of proxy. Any written notice required as described in this paragraph must have been given by June 30, 2026, for matters to be brought before the Annual Meeting. Any written notice required as described in this paragraph must be given by June 30, 2027, for matters to be brought before the 2027 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “Shareholder Proposals for 2027 Annual Meeting” section must be sent to the attention of our Secretary at Worthington Steel, Inc., 100 West Old Wilson Bridge Road, Columbus, Ohio 43085.

We intend to file a proxy statement and white proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting.

Future Electronic Access to Proxy Materials and Annual Report

Registered shareholders can further reduce the costs incurred by us by consenting to receive all future proxy statements, forms of proxy, annual reports and Notices of Availability, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Annual Report on Form 10-K

Our audited consolidated and combined financial statements for fiscal 2026 are included in the 2026 Annual Report. Additional copies of these financial statements and our 2026 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to our Investor Relations Department at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Vice President, Investor Relations. The 2026 Form 10-K is also available on our website located at www.worthingtonsteel.com and can also be found on the SEC website located at www.sec.gov.

References

This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on the websites referenced herein is not part of this Proxy Statement.

70 Worthington Steel | 2026 Proxy Statement • Miscellaneous Items

Other Business

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, or if a director nominee named in this Proxy Statement is unable to serve or will not serve, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 14, 2026	Joseph Y. Heuer,
Vice President, General Counsel and Corporate Secretary

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SCAN TO VIEW MATERIALS & VOTE w WORTHINGTON STEEL, INC. C/O BROADRIDGE VOTE BY INTERNET P.O. BOX 1342 Before the Date of the Annual Meeting—Go to www.proxyvote.com or, using a mobile BRENTWOOD, NY 11717 device, scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 22, 2026. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Annual Meeting—Go to www.virtualshareholdermeeting.com/WS2026 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box directly after “Control #” on your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions. VOTE BY TELEPHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 22, 2026. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and follow the instructions. VOTE BY MAIL If you received a printed copy of the proxy materials, complete, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02554-P55792 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WORTHINGTON STEEL, INC. 1. Elect four directors, each to serve for a term of three years to expire at the Company’s 2029 Annual Meeting of Shareholders: Nominees: For Against Abstain 1a. John B. Blystone ! ! ! 1b. John H. McConnell II ! ! ! 1c. Nancy G. Mistretta ! ! ! 1d. Sidney A. Ribeau ! ! ! For Against Abstain 2. Approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers. ! ! ! 3. Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027. ! ! ! The Board of Directors of the Company recommends that you vote FOR each of the listed nominees for election as a director, FOR Proposal 2 and FOR Proposal 3. NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders. Please sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a corporation, an authorized officer must sign in full corporate name. If shareholder is a partnership or other entity, an authorized person must sign in the entity’s full name. If the common shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, SEPTEMBER 23, 2026, AT 8:30 A.M., EASTERN DAYLIGHT TIME Access to this year’s virtual Annual Meeting of Shareholders will be available at www.virtualshareholdermeeting.com/WS2026. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Worthington Steel, Inc. to be Held on September 23, 2026: Worthington Steel, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2026 Annual Report and the form of proxy are available at www.proxyvote.com. T02555-P55792 WORTHINGTON STEEL, INC.     PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON STEEL, INC. PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Each shareholder identified on this proxy card hereby constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams and Joseph Y. Heuer, and each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders of Worthington Steel, Inc. (the “Company”) to be held via live webcast only at www.virtualshareholdermeeting.com/WS2026, on Wednesday, September 23, 2026, at 8:30 a.m., Eastern Daylight Time, and any adjournment or postponement thereof, and to vote all of the common shares of the Company that the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the reverse side, and to vote such common shares with discretionary authority on all other matters which are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, the persons named herein as proxies will vote FOR the election of all nominees listed on the reverse side in Proposal 1, FOR Proposal 2 and FOR Proposal 3. All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked. Continued and to be signed and dated on reverse side